IDEX FUND

                     201 Highland Avenue, Largo, FL 34640
                       Customer Service: (800) 851-9777
                        Prospectus dated March 1, 1996

This Prospectus is a legal document provided to you, the investor, which sets forth concise information about the Fund that should be considered carefully before you invest. Additional and more detailed information is contained in the Statement of Additional Information (the "SAI"), which is incorporated by reference in this Prospectus. You may obtain a copy of the current SAI, dated March 1, 1996, at no charge by calling or writing IDEX. You should retain this Prospectus for future reference.

IDEX Fund (the "Fund") is a diversified open-end management investment company whose investment objective is growth of capital. Idex Management, Inc. serves as investment adviser and Janus Capital Corporation serves as investment sub-adviser to the Fund. The Fund pursues its objective by investing primarily in common stocks listed on a national securities exchange or on NASDAQ and which the Fund's sub-adviser believes have a good potential for capital growth. There can be, of course, no assurance that the Fund will achieve its investment objective. For further information, please read The Fund: A Summary of Its Objective, Investment Practices, and Risks; Securities in Which the Fund Invests; How the Fund Invests; and Additional Risk Factors.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus does not constitute an offer to sell securities in any state to any person to whom it is unlawful to make an offer in such state.

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                              TABLE OF CONTENTS

SUMMARY OF EXPENSES .........................      1

Financial Highlights ........................      2

The Fund: A Summary of Its Objective,
  Investment Practices, and Risks ...........      4

Introduction to the Fund ....................      4

Securities in Which the Fund Invests  .......      4

How the Fund Invests ........................      6

Additional Risk Factors .....................      7

Investment Advisory and Other Services  .....      8

Administrator and Distributor ...............      9

Miscellaneous Information ...................      9

Distributions and Taxes .....................     10

Shareholder Information and Instructions  ...     11

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

                             SUMMARY OF EXPENSES

Before investing in the IDEX Fund, please read this section carefully to understand the cost of investing. When you buy shares of the Fund, you will incur certain expenses. The section titled Shareholder Transaction Expenses shows the expenses involved in owning shares of the Fund. The section titled Examples of Expenses shows the expenses you might pay when making a hypothetical $1,000 investment.


                                                                                                           IDEX FUND
                                                                                                           ---------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases
  (as percentage of offering price) (1)  ..............................................................      8.50%
 Exchange Fees (2)  ...................................................................................       None
 Redemption Fees (3)  .................................................................................       None
 Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,
  whichever is lower) (4) .............................................................................       None

ANNUAL OPERATING EXPENSES
  (as a percentage of average net assets)
   Management Fees ....................................................................................      1.00%
   12b-1 Service and Distribution Fees  ...............................................................       None

   Other Expenses (5)  ................................................................................       .39%
   Total Operating Expenses (5)  ......................................................................      1.39%

EXAMPLES OF EXPENSES: (6)

  You would pay the following expenses on a $1,000 investment, assuming
   (1) a 5% annual return, and (2) redemption at the end of each period:
     1 year ...........................................................................................     $   98
     3 years  .........................................................................................     $  125
     5 years  .........................................................................................     $  155
    10 years  .........................................................................................     $  238

(1) On certain purchases, the sales load may be reduced or waived. Certain shares may be subject to a 1% deferred sales charge. See Note 4. See also Shareholder Information and Instructions - Sales Charges, Available Discounts and Dealer Reallowances.

(2) Exchanges must be made in amounts of $500 or more. No service fees are currently charged for exchanges.

(3) A $20 service fee is charged for each redemption transaction paid by Federal funds bank wire or for overnight mail delivery of check redemptions. (See Shareholder Information and Instructions - How to Redeem (Sell) Shares.)

(4) On sales over $1,000,000 on which no up-front sales charge was imposed, a contingent deferred sales charge of 1% applies for twelve months.

(5) Other Expenses and Total Operating Expenses are based on actual expenses for the fiscal year ended October 31, 1995. For the period ended October 31, 1995, Total Operating Expenses would be 1.36% after reduction in expenses by affiliated brokerage and custody earnings credits.

(6) The Examples assume all dividends and distributions are paid in additional shares and no payment of exchange or redemption fees.


The purpose of the preceding table is to help you understand the various costs and expenses you might bear, directly or indirectly, if you invest in the Fund. For more information about these expenses, please read Investment Advisory and Other Services and Shareholder Information and Instructions.

EXPENSES SHOWN IN THE ABOVE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS ALSO HYPOTHETICAL. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OR PREDICTION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN 5%.

                             FINANCIAL HIGHLIGHTS

The table below shows the actual earnings, capital gains or losses, and expenses of a share of the Fund.

The information contained in the table for each fiscal year and for other periods shown through October 31, 1995 has been audited by Price Waterhouse LLP, independent accountants, whose report is incorporated by reference into the SAI.

The SAI is incorporated by reference in this Prospectus. You may obtain it without charge by calling or writing to the Fund. Further information about the performance of the Fund is contained in the Fund's Annual Report to shareholders, which you may also obtain without charge by calling or writing the Fund.


                                                                             YEARS ENDED OCTOBER 31,
                                              --------------------------------------------------------------------------------------
                                                 1995       1994       1993       1992        1991      1990       1989       1988
                                              ---------  ---------   ---------  ---------  ---------  --------   --------   --------
Net asset value at beginning of period         $  18.25   $  19.77   $  18.54   $  18.73    $  13.81  $  17.32   $ 12.25   $ 12.19
Net investment income                               .05        .08        .11        .15         .17       .18       .07       .29
Net realized and unrealized gain (loss) on
  investments and foreign currency                 5.98       (.55)      2.44        .42        6.84     (1.57)     5.22      1.36
Total income (loss) from investment operations     6.03       (.47)      2.55        .57        7.01     (1.39)     5.29      1.65
Dividends from net investment income               (.13)      (.04)      (.14)      (.11)       (.17)     (.10)     (.22)     (.22)
Distributions from realized net capital gains
  and foreign currency                             (.22)     (1.01)     (1.18)      (.65)      (1.92)    (2.02)        -     (1.37)
Total distributions                                (.35)     (1.05)     (1.32)      (.76)      (2.09)    (2.12)     (.22)    (1.59)
Net asset value at end of period               $  23.93   $  18.25   $  19.77   $  18.54    $  18.73  $  13.81   $ 17.32   $ 12.25

Total return (3)                                 33.72%     (2.42%)    14.21%      3.17%      57.49%    (8.85%)   43.83%    15.59%

Net assets at end of period (000's)            $327,185   $287,078   $354,601   $294,798    $215,856  $ 90,027   $84,683   $67,459
Ratio of expenses to average net assets (4)       1.39%      1.29%      1.28%      1.28%       1.32%     1.39%     1.40%     1.49%
Ratio of net investment income to average
  net assets                                       .19%       .38%       .61%       .82%        .88%     1.23%     0.49%     2.61%
Portfolio turnover rate (5)                     125.64%     77.23%    104.16%     62.73%      83.92%   158.76%    96.86%   111.10%

(RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                         PERIOD
                                                                          FROM
                                                    EIGHT                JUNE 4,
                                                   MONTHS      YEAR      1985(1)
                                                    ENDED      ENDED       TO
                                                10/31/87(2)   2/28/87    2/28/86
                                                -----------  --------   ---------
Net asset value at beginning of period             $ 14.88    $ 11.92    $ 10.00
Net investment income                                  .06        .40        .33
Net realized and unrealized gain (loss) on
  investments and foreign currency                   (1.65)      3.33       1.63
Total income (loss) from investment operations       (1.59)      3.73       1.96
Dividends from net investment income                  (.18)      (.29)      (.04)
Distributions from realized net capital gains
  and foreign currency                                (.92)      (.48)        --
Total distributions                                  (1.10)      (.77)      (.04)
Net asset value at end of period                   $ 12.19    $ 14.88    $ 11.92

Total return (3)                                    (11.55%)    32.78%     19.60%

Net assets at end of period (000's)                $66,944    $75,935    $38,549
Ratio of expenses to average net assets (4)           1.22%      1.32%      1.73%
Ratio of net investment income to average
  net assets                                           .55%      3.14%      4.50%
Portfolio turnover rate (5)                         184.96%    149.36%     90.61%

--------
(1) Commencement of operations.

(2) In order to facilitate compliance with the Tax Reform Act of 1986, in June 1987 the Fund changed its fiscal year end from February 28 to October 31.

(3) Total return figures do not reflect any sales charge and assume that all dividends and distributions are paid in additional shares. Short periods are not annualized.

(4) Net of expense reimbursements and/or management fee waivers in 1987 and 1986, without which the ratio of expenses to average net assets would be 1.34% for the period ended October 31, 1987, 1.50% for the year ended February 28, 1987, and 1.75% for the period ended February 28, 1986. The expense ratio reduced by custody earnings credits would have been 1.36% for the year ended October 31, 1995. Short periods have been annualized.

(5) This rate is calculated by dividing the average value of the Fund's long-term investments during the period into the lesser of its long-term purchases or sales in the period. Short periods have been annualized.

                                        2

                            PERFORMANCE/TOTAL RETURN

Mutual fund performance is most often stated as "total return." Total return, expressed as a percentage, shows the change in value of fund shares, plus its income and capital gain distributions, net of expenses or sales charges, from the beginning of a period to the end of a period. Total return may be annual -- the return achieved in a year -- or cumulative, over a period of several years.

You may also see a Fund's performance described in terms of "average annual total return." This rate shows the hypothetical annual compounded return that would have produced the same cumulative return if performance had been constant over the entire period. Because average annual returns for more than one year tend to smooth out variations in performance, such figures are not the same as actual year-by-year results.

The SAI contains a more detailed description of the method used to calculate average annual total return for the Fund.

                       PERFORMANCE SHOWN IN ADVERTISING

The Fund may advertise its return in non-standard ways, or for periods in addition to those the National Association of Securities Dealers, Inc. ("NASD") and SEC require to be shown. The Fund may also advertise return without deducting sales charges; such return would appear higher than an actual return which reflect sale charges.

COMMERCIAL PERFORMANCE RANKINGS AND COMPARISONS TO STANDARD INVESTING INDEXES

The Fund may sometimes advertise its "Lipper Rankings" or "Morningstar Ratings," or other ratings or rankings published by business magazines or newspapers such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, CHANGING TIMES, FORTUNE or INSTITUTIONAL INVESTOR. These rankings or ratings may include criteria relating to Fund characteristics, as well as to performance.

When the Fund advertises such rankings or ratings relating to performance, information will be included about the ranking category, the number of funds in the category, the period and criteria on which the ranking is based and the effect of sales charges, fee waivers and/or expense reimbursements.

The Fund may also compare its performance to other selected funds or to recognized market indexes, such as the Standard & Poor's 500 Stock Index (the "S&P 500") and the Dow Jones Industrial Average.

In addition, the Fund may make appropriate comparisons of its performance to the performance of other types of investments, including certificates of deposit, savings accounts and U.S. Treasury securities, or of certain interest rate and inflation indexes, such as the Consumer Price Index.

All performance figures are based on historical results and are not intended to predict future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

                      THE FUND: A SUMMARY OF ITS OBJECTIVE,
                         INVESTMENT PRACTICES AND RISKS

/diamond/ THIS SECTION PROVIDES A DESCRIPTION OF THE IDEX FUND. THIS SUMMARY
          SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS CALLED: SECURITIES IN WHICH THE FUND INVESTS; HOW THE FUND INVESTS; AND ADDITIONAL RISK FACTORS, WHICH PROVIDE MORE INFORMATION ABOUT THE FUND'S INVESTMENTS, PRACTICES AND RISKS.

                                 INTRODUCTION TO
                                    THE FUND

The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

The investment objective of the Fund is growth of capital.

The Fund may change its investment objective without shareholder approval. You will be notified 30 days before any such change. Unless otherwise noted, the Fund may also change its investment policies without shareholder approval.

If the Fund changes its investment objective, its new objective may not suit your needs. You will be allowed 30 days after notice of an investment objective change to sell or exchange your Fund shares without paying a sales or exchange fee. If you sell or exchange your shares, you may, however, realize a taxable gain or loss.

There can be no assurance that the Fund will achieve its investment objective.

                                    IDEX FUND

OBJECTIVE: Growth of capital.

INVESTMENT FOCUS: The Fund invests primarily in common stocks listed on a national securities exchange or on NASDAQ, which the Fund's sub-adviser believes have a good potential for capital growth. Investment analysis focuses on stocks with earnings growth potential that may not be recognized by the market. These securities are selected solely for their growth potential; investment income is not a consideration.

INVESTOR PROFILE: For the investor who wants capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.

PRIMARY INVESTMENT PRACTICES: The Fund seeks to invest substantially all of its assets in common stocks when its sub-adviser believes that the relevant market environment favors such investing. Common stock investments are selected from industries and companies that the portfolio manager believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

                               SECURITIES IN WHICH
                                THE FUND INVESTS

The Fund's potential risks and rewards are achieved fundamentally from the investments it makes. This section discusses those securities with special risk/reward considerations. This section should be read together with the section called Additional Risk Factors.

                               FOREIGN SECURITIES

The Fund may invest up to 25% of its assets directly or indirectly in foreign securities denominated in a foreign currency. Foreign securities may not be publicly traded in the United States.

The Fund may indirectly invest in foreign securities through American Depositary Receipts ("ADRs") or American Depositary Shares ("ADSs"), which are dollar-denominated receipts issued by domestic banks or securities firms. ADRs and ADSs are publicly traded on U.S. exchanges, and may not involve the same risks as securities denominated in foreign currency.

The Fund may also indirectly invest in foreign securities through European Depositary Receipts ("EDRs"), which are typically issued by European banks; in Global Depositary Receipts ("GDRs"), which may be issued by domestic or foreign banks; and in other types of receipts evidencing ownership of foreign securities.

Investments in foreign securities involve different risks from investing in domestic securities. See Additional Risk Factors.

                           FUTURES, OPTIONS AND OTHER
                             DERIVATIVE INSTRUMENTS

The Fund may write and purchase options on securities, as well as engage in transactions involving options on securities or foreign currencies, futures contracts, options on futures contracts, forward currency contracts, and interest rate swaps, caps and floors. These instruments are commonly called derivatives, because their price is derived from an underlying index, security or other measure of value.

The Fund uses derivatives primarily as a hedge -- that is, to protect portfolio positions against market or currency swings.

Futures contracts and related options may be used to attempt to enhance profit, but the Fund limits non-hedging use of such instruments by requiring that the aggregate initial margin and premiums required to establish non-hedging positions will not exceed 5% of the fair market value of its net assets.

The Fund's futures contracts activities are limited in such a manner as to qualify for certain exemptions from registration with the Commodity Futures Trading Commission.

There can be no assurance that the use of derivatives will help the Fund achieve its investment objective. Derivatives involve special risks. See Additional Risk Factors.

For more information about derivatives and their risks, see the SAI.

                               MORTGAGE AND OTHER
                             ASSET-BACKED SECURITIES

The Fund may invest up to 25% of its net assets in mortgage- and other asset-backed securities. These are subject to prepayment risk -- the possibility that early payoffs of underlying mortgages or other loans will cause the principal and interest on the security to be paid before its stated maturity. These early payments are more likely during periods when long-term interest rates decline. In the event of such a prepayment during an interest rate decline, the Fund may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit the Fund's ability to participate in the kind of market gains possible with comparable government securities not subject to prepayment.

                             CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which may include corporate notes or preferred stock, but ordinarily are long-term debt obligations which are convertible at a stated rate and time into common stock of the issuer.

As with all debt securities, the market value of convertibles tends to decline as interest rates rise and to increase as interest rates fall. Convertible securities generally offer lower interest rates or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible exceeds the conversion price, the price of the convertible tends to rise like the common stock price. When the price of the underlying stock declines, the convertible tends to trade increasingly on a yield basis; therefore, its price may not fall as much as the price of the common stock.

Convertible securities generally rank senior to common stocks in an issuer's capital structure. That means convertible obligations are supposed to be paid off before common stock obligations. Consequently, most convertibles are of higher quality and entail less risk of decline in market value than the issuer's common stock. However, the extent to which such risk is reduced depends largely on the market value of the convertible as a debt security -- i.e., if compared to other debt securities, the convertible pays a competitive rate and is in demand, its price will hold up.

The Fund will evaluate convertibles for potential investment using the same ratings criteria as it would use for investments in non-convertible debt securities. See Securities in Which the Fund Invests - Debt Securities.

                          WHEN-ISSUED, DELAYED DELIVERY
                            AND FORWARD TRANSACTIONS

The Fund may buy securities on a when-issued or delayed delivery basis. It may also enter into contracts to buy securities for a fixed price at a future date beyond normal settlement time ("forward commitments").

The Fund bears the risk that the value of such securities may change before delivery and the risk that the seller may not complete the transaction.

For more information regarding these types of securities, please see Appendix A.

                               ILLIQUID SECURITIES

The Fund may invest as much as 15% of its net assets in securities that are considered illiquid.

Securities are considered illiquid if there is no readily available market for them, or because they carry legal or contractual restrictions on resale. It often takes more time to sell illiquid securities, and costs more in brokerage or dealer discounts or other expenses than does the sale of exchange-listed securities or securities traded over-the-counter. As a result, the Fund may not be able to sell such securities readily when the sub-adviser thinks it proper to do so. The sub-adviser may have to sell an alternative security in order to meet short-term needs for cash such as shareholder redemption requests at a time that may not be advantageous.

Certain securities, called Rule 144A securities, are not registered for sale to the public, but may be sold to certain institutional investors. Rule 144A securities may be considered liquid if a dealer or an institutional market exists for them. Procedures have been established by the Fund's sub-adviser and Board of Trustees to determine if certain Rule 144A securities and other securities, including commercial paper, are liquid. Securities purchased under these rules may later become illiquid. The Fund's investments in such securities could have the effect of increasing the level of Fund illiquidity to the extent that a dealer or institutional trading market declines.

                                ZERO COUPON BONDS
                              AND OTHER SECURITIES

The Fund may invest as much as 10% of its assets in zero coupon bonds, step coupon bonds, pay-in-kind securities or strips.

/diamond/ Zero coupon bonds do not make regular interest payments. They are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity.

/diamond/ Step coupon bonds sell at a discount and pay a low coupon rate for an initial period, then pay a higher coupon rate thereafter.

/diamond/ Pay-in-kind securities may pay interest in cash or in the form of a similar bond or other asset.

/diamond/ Strips are debt securities that are stripped of their interest after the securities are issued, but are comparable to zero coupon bonds.

The market value of these four kinds of securities generally fluctuates more in response to interest rate changes than does the market value of interest-paying securities of comparable quality and term. The Fund may realize greater gains or losses as a result of such fluctuations.

To pay cash distributions from income earned on these kinds of securities, the Fund may sell certain securities and may incur a capital gain or loss on the sale.

                             REPURCHASE AND REVERSE
                              REPURCHASE AGREEMENTS

The Fund may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, the Fund buys a security and simultaneously agrees to resell it to the seller, generally a bank or broker-dealer who agrees to repurchase the security, at a specified price and date or on demand. This technique is a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security.

If a seller fails to repurchase the security as agreed, the Fund may suffer a loss if the security's value declines before it can be sold on the open market. If the seller goes bankrupt, the Fund may encounter delays and increased costs in selling the underlying security.

Repurchase agreements maturing in more than seven days are subject to the limits described above on illiquid securities.

In a reverse repurchase agreement, the Fund sells a security to another party such as a bank or broker-dealer in return for cash and the Fund agrees to buy the security back at a future date and price. These agreements may provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without actually selling portfolio securities. They also may help earn additional income on securities like treasury bills and notes.

                           U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. government securities, which are debt securities backed either by the credit of the U.S. government as a whole or only by the credit of the issuing agency or instrumentality. Securities issued by the Federal Home Loan Banks and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes and bills, and some agency securities, such as those issued by the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality U.S. government securities.

The Fund itself, and its share prices and yields, are not guaranteed by the U.S. government.

                                 DEBT SECURITIES

The Fund may not invest more than 5% of its net assets in junk bonds. Bonds rated below investment grade are commonly known as "junk bonds" and normally involve greater risk than investment grade securities. Junk bonds involve significant quality and liquidity concerns. Their yields fluctuate. In addition, lower-rated bonds carry substantial default risk - the risk that the issuer will not make interest or principal payments when due. A bond default could cause losses to the Fund.

The Fund may also buy unrated securities that, in the sub-adviser's opinion, are equal in quality to the Fund's rated debt securities.

Unrated debt securities are not necessarily of lower grade than rated securities, but they may not be as attractive to some buyers. The Fund relies on the credit analysis of its sub-adviser when investing in unrated debt securities.

                              HOW THE FUND INVESTS

The Fund's potential risks and rewards are affected by its investment techniques. This section discusses investing techniques with special risk/reward considerations.

                                 DIVERSIFICATION

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk.

The Fund is diversified as a matter of fundamental policy, and is defined as a diversified investment company under the 1940 Act. A diversified company must have at least 75% of the value of its total assets in cash and cash items (including receivables), government securities, securities of other investment companies and other securities. For purposes of this calculation, the company may not count securities of a single issuer that account for more than 5% of the company's assets or that constitute more than 10% of the issuer's voting securities.

As a fundamental policy governing concentration, the Fund will not invest 25% or more of its assets in any one particular industry, other than U.S.
government securities.

                               PORTFOLIO TURNOVER

Although it is the policy of the Fund to buy and hold securities for its stated investment objective, changes in these holdings will be made whenever the portfolio manager believes they are advisable. Such changes may result from:

/diamond/ liquidity needs;

/diamond/ securities having reached a price or yield objective;

/diamond/ anticipated changes in interest rates or the credit standing of an issuer; or

/diamond/ developments not foreseen at the time of the investment decision.

To a limited extent, the Fund may engage in a significant number of short-term transactions if such investing serves its objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate.

Turnover rate will not limit the manager's ability to buy or sell securities for the Fund. Certain tax rules may restrict the Fund's ability to sell securities when the security has been held for less than three months.

Increased turnover results in higher brokerage costs or mark-up charges for the Fund; these charges are ultimately borne by shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to the Fund's shareholders.

For historical turnover rates, see Financial Highlights. For more discussion of portfolio turnover, see the SAI.

                       CASH POSITIONS AND DEBT INVESTING

The portfolio manager of the Fund may at times choose to hold up to 100% of net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When the Fund increases its cash or debt investment position, its income may increase while its ability decreases to participate in stock market declines or advances.

                                   SHORT SALES

The Fund may sell securities "short against the box." A short sale is a sale of a security that the Fund does not own. A short sale is "against the box" if, at all times when the short sale is open, the Fund owns an equal amount of the securities sold short or convertible into those same securities, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                              BORROWING AND LENDING

The Fund may borrow money from banks for temporary or emergency purposes. The amount borrowed shall not exceed 25% of its total assets.

To secure borrowings, the Fund may not mortgage or pledge its securities in amounts that exceed 15% of its net assets.

The Fund may borrow money from or lend money to other funds that permit such transactions and that are advised or sub-advised by Janus Capital Corporation ("Janus Capital"). The Fund must seek and obtain permission to do so from the SEC. There is no assurance that such permission will be granted.

State law and regulations may impose additional limits on the Fund's borrowing.

For more information about borrowing and lending, see the SAI.

                          LENDING PORTFOLIO SECURITIES

The Fund may lend securities to broker-dealers and financial institutions to realize additional income. As a fundamental policy, the Fund will not lend securities or other assets if, as a result, more than 25% of its total assets would be lent to other parties. In practice, at this time, the Fund does not intend to lend securities or make any other loans valued at more than 5% of its total assets.

If the borrower of a security defaults, the Fund may be delayed or prevented from recovering collateral, or may be otherwise required to cover a transaction in the security loaned.

If portfolio securities are loaned, collateral values must be continuously maintained at no less than 100% by pricing both the securities loaned and the collateral daily.

If a material event is to be voted upon affecting the Fund's investment in securities which are on loan, the Fund will take such actions as may be appropriate in order to vote its shares.

For more information about lending securities, see the SAI.

                         MASTER FUND/FEEDER FUND OPTION

The Fund may in the future seek to achieve its investment objective by investing all of its assets in another investment company having the same objective and substantially the same investment policies and restrictions.

Such an investment would be made only if the Board of Trustees of the Fund determines it would be in the best interests of the Fund and its shareholders. In making this determination, the Board will consider benefits to shareholders and the opportunities to reduce costs and increase efficiency, among other things. Should such a determination be made, shareholders will be given at least 30 days notice.

                              CHANGES IN INVESTMENT
                               POLICIES AND RULES

The Fund is subject to investment restrictions, certain of which are fundamental policies of the Fund. As such, they may not be changed without shareholder approval. Non-fundamental investment restrictions and operating policies may be changed by the Board of Trustees without shareholder approval.

The investment restrictions of the Fund are described in the SAI.

                           NEW INVESTMENT INSTRUMENTS

The sub-adviser reserves the right to evaluate new financial instruments as they are developed and become actively traded. Subject to any applicable investment restriction, the Fund may invest in any such investment products that its manager believes will further the Fund's investment objective.

                             ADDITIONAL RISK FACTORS

All investments involve risks. Some securities and some investment practices involve taking special or additional risks. This section describes a number of those risk factors.

                               FOREIGN SECURITIES

Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers. These risks include:

CURRENCY VALUE. Changes in currency exchange rates may affect the value of foreign securities and the value of their dividend or interest payments and, therefore, the Fund's share price and returns. Currency exchange rates are affected by numerous factors, including relative interest rates, balances of trade, levels of foreign investment and manipulation by central banks. The foreign currency market is essentially unregulated and can be subject to speculative trading. From time to time, many countries impose exchange controls which limit or prohibit trading in certain currencies.

CURRENCY TRADING COSTS. ADRs do not involve the same direct currency and liquidity risks as securities denominated in foreign currencies. However, the value of the currency in which the foreign security represented by the ADR is denominated may affect the value of the ADR.

To the extent that the Fund invests in foreign securities denominated in foreign currencies, its share price reflects the price movements both of its securities and of the currencies in which they are denominated. The share price of the Fund may have a low correlation with movements in the U.S. markets because the Fund invests in both U.S. and foreign securities. If most of the securities in the Fund are denominated in foreign currencies or depend on the value of foreign currencies, the relative strength of the U.S. dollar against those foreign currencies may be an important factor in the Fund's performance.

The Fund incurs costs in converting foreign currencies into U.S. dollars, and vice versa.

DIFFERENT ACCOUNTING AND REPORTING PRACTICES. Foreign companies are generally subject to tax laws and to accounting, auditing and financial reporting standards, practices and requirements different from those that apply in the U.S.

LESS INFORMATION AVAILABLE. There is generally less public information available about foreign companies.

LESS REGULATION. Many foreign countries have less stringent securities regulations than the U.S.

MORE DIFFICULT BUSINESS NEGOTIATIONS. The Fund may find it difficult to enforce obligations in foreign countries or to negotiate favorable brokerage commission rates.

REDUCED LIQUIDITY/INCREASED VOLATILITY. Some foreign securities are less liquid, and their prices more volatile, than securities of comparable U.S. companies.

SETTLEMENT DELAYS. Settling foreign securities transactions may take longer than settlements in the U.S.

HIGHER CUSTODY CHARGES. Custodianship of shares may cost more for foreign securities than it does for U.S. securities.

ASSET VULNERABILITY. In some foreign countries, there is a risk of direct seizure or appropriation through taxation of assets of the Fund. Certain countries may also impose limits on the removal of securities or other assets of the Fund. Interest, dividends and capital gains on foreign securities held by the Fund may be subject to foreign withholding taxes.

POLITICAL INSTABILITY. In some countries, political instability, war or diplomatic developments could affect investments.

These risks may be greater in developing countries or in countries with limited or developing capital markets. In particular, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities. As a result, securities of issuers located in developing countries may have limited marketability and may be subject to abrupt or erratic price fluctuations.

At times, the Fund's foreign securities may be listed on exchanges or traded in markets which are open on days (such as Saturday) when the Fund does not compute a price or accept orders for purchase, sale or exchange of shares. As a result, the net asset value of the Fund may be significantly affected by trading on days when shareholders cannot make transactions.

HEDGING FOREIGN CURRENCY TRANSACTIONS. The Fund may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency. For example, the Fund may buy or sell securities while using forward currency contracts to fix a price in U.S. dollars for securities it has agreed to buy or sell ("transaction hedge"). The Fund may enter into contracts to sell a foreign currency for U.S.

dollars (not exceeding the value of the Fund's assets denominated in that currency) or by participation in options or futures contracts with respect to a currency ("position hedge").

The Fund could hedge a position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars ("proxy hedge"). Or it may enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to a given currency, if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

As an operating policy, the Fund will not commit more than 10% of its assets to the consummation of cross-hedge contracts, and will either cover such transactions with liquid portfolio securities denominated in the applicable currency or segregate high-grade, liquid assets in the amount of such commitments. In addition, when the Fund anticipates buying securities denominated in a particular currency, it may enter into a forward contract to purchase such currency in exchange for the U.S. dollar or another currency ("anticipatory hedge").

These strategies seek to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency, and may adversely affect the Fund's performance if the manager's projection of future exchange rates is wrong.

                           FUTURES, OPTIONS AND OTHER
                             DERIVATIVE INSTRUMENTS

Generally, options, futures contracts, forward contracts and swap-related products ("derivative instruments") involve additional investment risks and transaction costs, and draw upon skills and experience which are different from those needed to pick the other securities or instruments in which the Fund invests. Special risks of derivatives' use include:

INACCURATE MARKET PREDICTIONS. If interest rates, securities prices or currency markets do not move in the directions expected by a portfolio manager who uses derivatives based on those measures, these instruments may fail in their intended purpose and result in losses to the Fund.

IMPERFECT CORRELATION. Derivatives' prices may be imperfectly correlated with the prices of the securities, interest rates or currencies being hedged. When this happens, the expected benefits may be diminished.

ILLIQUIDITY. A liquid secondary market may not be available for a particular instrument at a particular time. The Fund may therefore be unable to control losses by closing out a derivative position.

TAX CONSIDERATIONS. The Fund may have to delay closing out certain derivative positions to avoid adverse tax consequences.

The risk of loss from investing in derivative instruments is potentially unlimited. See the SAI for more information about derivatives.

                               SPECIAL SITUATIONS

The Fund may invest in "special situations" from time to time. Special situations arise when, in the opinion of the portfolio manager, a company's securities may be recognized, then increase considerably in price, due to:

/diamond/ a new product or process;

/diamond/ a management change;

/diamond/ a technological breakthrough;

/diamond/ an extraordinary corporate event; or

/diamond/ a temporary imbalance in the supply of, and demand for, the securities of an issuer.

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to the Fund will depend on the size of the Fund's investment in a situation.

                               INVESTMENT ADVISORY
                               AND OTHER SERVICES

The Fund is run by a Board of Trustees. Subject to the supervision of the Board of Trustees, its assets are managed by an investment adviser and sub-adviser, and by a portfolio manager. This section describes IDEX Fund's ownership, organization and management.

                                    TRUSTEES

The Board of Trustees is responsible for managing the business and affairs of IDEX Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the Fund's assets by the investment adviser and sub-adviser. Information about the Trustees and officers of the Fund is contained in the SAI.

                               INVESTMENT ADVISER

The Fund has entered into a Management and Investment Advisory Agreement ("Advisory Agreement") with Idex Management, Inc. ("IMI"), whose address is 201 Highland Avenue, Largo, Florida 34640, to act as its investment adviser. IMI has served as investment adviser to IDEX Fund, IDEX II Series Fund Growth, Global, Flexible Income (and its predecessor, IDEX Total Income Trust), Balanced and Capital Appreciation Portfolios and IDEX Fund 3 since the inception of each Fund or Portfolio.

                         ADVISORY FEES PAID BY THE FUND

IMI is responsible for furnishing or causing to be furnished to the Fund investment advice and recommendations, and for supervising the purchase and sale of securities as directed by appropriate Fund officers. In addition, IMI is responsible for the administration of the Fund.

The Fund pays IMI an annual fee, computed daily and paid monthly, based on its average daily net assets, as shown in the Advisory Fee Schedule.

The investment advisory fees paid by the Fund are higher than those paid by most other funds.

                           ADVISORY FEE REIMBURSEMENT

IMI will reimburse the Fund or waive fees, or both, to the extent that the Fund's normal net operating expenses, including advisory fees but excluding interest, taxes and brokerage commissions, exceed on an annual basis the lesser of the most restrictive expense limitation imposed by any state in which its shares are offered, or 1.50% of the Fund's average daily net assets.

                             BUSINESS EXPENSES BORNE
                                   BY THE FUND

In addition to the investment advisory fee, under its Advisory Agreement, the Fund pays most of its operating costs, including administrative, bookkeeping and clerical expenses, legal fees, auditing and accounting fees, shareholder services and transfer agent fees, custodian fees, costs of complying with federal and state regulations, preparing, printing and distributing reports to shareholders, non-interested trustees' fees and expenses, interest, insurance, dues for trade associations and taxes. The Fund also pays all brokerage commissions in connection with portfolio transactions.

  ACTUAL ADVISORY FEE RATIO
  FOR THE FISCAL YEAR ENDED
      OCTOBER 31, 1995
---------------------------

             PERCENTAGE OF
             AVERAGE DAILY
               NET ASSETS

  IDEX Fund      1.00%


 TOTAL ACTUAL EXPENSE RATIO FOR THE
FISCAL YEAR ENDED OCTOBER 31, 1995,
     INCLUDING THE INVESTMENT
           ADVISORY FEE.
-----------------------------------

          PERCENTAGE OF
          AVERAGE DAILY
            NET ASSETS

  IDEX Fund      1.39%

     ADVISORY FEE SCHEDULE
-----------------------------

   AVERAGE DAILY NET ASSETS
-----------------------------

First $750 million     1.00%
the next $250 million  0.90%
over $1 billion        0.85%

                          OWNERSHIP OF IDEX MANAGEMENT,
                         INC. AND INTERSECURITIES, INC.

Fifty percent (50%) of the outstanding stock of IMI and 100% of the outstanding stock of InterSecurities, Inc. ("ISI"), principal underwriter of the Fund's shares, is owned by AUSA Holding Company ("AUSA"). AUSA is a holding company which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON nv, a Netherlands corporation and publicly traded international insurance group. Janus Capital, the Fund's sub-adviser, owns the remaining 50% of the outstanding shares of IMI. Kansas City Southern Industries, Inc., a publicly owned holding company whose primary subsidiaries are engaged in transportation and financial services, owns approximately 83% of Janus Capital.

                                   SUB-ADVISER

Janus Capital, whose functions in managing the Fund are described below, is described in this Prospectus as the "sub-adviser".

IMI has entered into an Investment Counsel Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is a registered investment adviser which serves as the investment adviser or sub-adviser to other mutual funds and private accounts. Janus Capital is also sub-adviser to IDEX II Series Fund Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios and IDEX Fund 3 and to certain Portfolios of the WRL Series Fund, Inc.

Janus Capital provides IMI with investment advice and recommendations for the Fund consistent with its investment objective, policies and restrictions, and supervises all security purchases and sales on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, Janus Capital may consider research and other services furnished to it and may place portfolio transactions with broker-dealers that are affiliated with IMI or Janus Capital. In placing portfolio business with all dealers, Janus Capital seeks the best execution of each transaction, and all brokerage placement must be consistent with the Rules of Fair Practice of the NASD.

While Janus Capital provides portfolio management services, IMI retains responsibility for the performance of such functions. For its services, Janus Capital receives 50% of the fees received by IMI under the Fund's Advisory Agreement less 50% of any amount reimbursed to the Fund or waived by IMI pursuant to the Fund's expense limitation. IMI may pay additional compensation to Janus Capital under certain circumstances depending on the level of the aggregate net assets of certain mutual funds in the IDEX Group of Mutual Funds, as described in the SAI.

PORTFOLIO MANAGER. Scott W. Schoelzel has served as portfolio manager of the Fund since January, 1996. He previously served as co-portfolio manager of the Fund from June, 1995 until becoming portfolio manager. Mr. Schoelzel also serves as portfolio manager of other mutual funds in the IDEX group: IDEX II Series Fund Growth Portfolio and IDEX Fund 3. Mr. Schoelzel is Vice President of Janus Capital, where he has been employed since 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Denver, Colorado.

                                ADMINISTRATOR AND
                                   DISTRIBUTOR

                                  ADMINISTRATOR

IMI has entered into an Administrative Services Agreement ("Administrative Agreement") pursuant to which ISI serves as administrator to the Fund.

Under the Administrative Agreement, ISI provides all services required to carry on the general administrative and corporate affairs of the Fund. These services include furnishing all executive and managerial personnel, office space and equipment, arrangements for and supervision of all shareholder services, federal and state regulatory compliance, and responsibility for accounting and record keeping.

For its services under the Administrative Agreement, ISI receives 50% of the fees received by IMI under the Advisory Agreement. Under certain circumstances, the amounts payable to ISI under the Administrative Agreement will be reduced by any additional compensation payable by IMI to Janus Capital, as described in the SAI.

                             UNDERWRITING AGREEMENT

The Fund has entered into an Underwriting Agreement with ISI pursuant to which ISI serves as principal underwriter and performs services and bears expenses relating to the offering of Fund shares for sale to the public. ISI also serves as principal underwriter of IDEX II Series Fund and IDEX Fund 3.

ISI is compensated by the Fund for services as distributor and principal underwriter of Fund shares.

                            MISCELLANEOUS INFORMATION

                            ORGANIZATION OF THE FUND

The Fund is the sole series of IDEX Fund ("the Fund"), a Massachusetts business trust that was formed by a Declaration of Trust dated April 25, 1986 and whose operations are governed by a Restatement of Declaration of Trust dated as of August 30, 1991 ("Declaration of Trust"). A copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Fund was originally formed as a Maryland corporation and reorganized on September 30, 1986 as a business trust under the laws of Massachusetts. The Fund currently is the only series of the trust.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of Fund assets for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder. Liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that IDEX believes is remote.

The Fund is managed by its Board of Trustees pursuant to the Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of shares of beneficial interest in the Fund. Each share of the Fund has equal voting, dividend, liquidation and redemption rights.

                           PERSONAL SECURITIES TRADING

The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("the Policy") that has been adopted by the Board of Trustees of the Fund. Access Persons must use the guidelines established by this Policy for all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's sub-adviser, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Policy, must adopt and enforce its own Code of Ethics and Insider Trading Policy appropriate to its particular business needs. The sub-adviser must report to the Board of Trustees on a quarterly basis with respect to the administration and enforcement of such Policy, including any violations thereof which may potentially affect the Fund.

                              SHAREHOLDER MEETINGS

The Fund does not intend to hold annual meetings of shareholders, unless required to do so by the 1940 Act or by the Declaration of Trust. A meeting will be called for the election of trustees upon the written request of holders of 10% of the outstanding shares of the Fund. Shareholders have neither preemptive nor cumulative voting rights.

                               THE TRANSFER AGENT

Idex Investor Services, Inc., P.O. Box 9015, Clearwater, Florida 34618-9015, an affiliate of IMI and ISI, is the Fund's transfer agent, withholding agent and dividend paying agent.

                                  THE CUSTODIAN

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is custodian of the Fund's assets and serves as custodian for qualified retirement plans and individual retirement plan accounts investing in the Fund. However, all correspondence about a shareholder's account should be sent to IDEX.

                              SHAREHOLDER INQUIRIES

Inquiries by shareholders about the Fund or requests for forms for opening or changing accounts or plans should be made by writing IDEX at P.O. Box 9015, Clearwater, Florida 34618-9015 or calling IDEX at (800) 851-9777.

                              SHAREHOLDER REPORTS,
                                PROSPECTUSES AND
                             CONSOLIDATED STATEMENTS

The Fund sends annual and semi-annual reports and updated prospectuses to shareholders. The annual reports contain audited financial statements. To reduce costs, the Fund will send only one copy of certain mailings to a shareholder who has more than one account (each with the same taxpayer ID number). Further, two or more shareholders may elect to receive a consolidated statement and only one copy of certain mailings for their accounts so long as they share the same surname and address. Select this option on the New Account Application or by written request to IDEX.

Additional copies of shareholder reports and prospectuses may be obtained by calling IDEX.

                             DISTRIBUTIONS AND TAXES

This section discusses how and when the Fund makes distributions to you from its net earnings and profits, and some of your tax responsibilities related to such distributions.

                                   INCOME AND
                           CAPITAL GAINS DISTRIBUTIONS

The Fund pays two kinds of distributions. Ordinary income distributions are made from fund earnings from interest paid on taxable bonds, dividends paid on stocks, and other kinds of securities income. Capital gains distributions are made from gains realized when securities owned for more than one year are sold at an amount greater than their cost. Short-term capital gain distributions (related to securities sold which have been owned one year or less) are ordinary income, not capital gain, to shareholders.

NOTE: The Fund may also realize capital losses.

Income distributions are made semi-annually; capital gains distributions are generally made once a year.

Capital gain distributions realized during each fiscal year, ending October 31, normally will be declared and paid in the following fiscal year. To avoid a 4% excise tax on undistributed amounts of ordinary income and capital gains, as described in the SAI, the Fund may, to the extent permitted by the SEC, pay additional distributions of capital gain in any year and make additional dividend distributions.

If you buy shares in a non-retirement account on or shortly before the record date for a dividend or other taxable distribution, you will pay full price for the shares, then receive some portion of what you paid as a taxable distribution.

                                 HOW YOU RECEIVE
                               YOUR DISTRIBUTIONS

The Fund will automatically reinvest your dividend and capital gain distributions in additional shares of the Fund, unless you specify another payment method. See Shareholder Information and Instructions for complete information about how to receive your distributions.

Requested cash distributions will be paid by direct deposit (via Automated Clearing House electronic funds transfer ("ACH")), or by check, whichever you choose on your New Account Application. Dividend checks are usually mailed, along with a confirmation, on the payable date. The dividend checks will be made out to the shareholder of record and sent to the address of record. You may request a different payee or address on the New Account Application. To do so on an existing account, send a signature guaranteed request to IDEX.

Any checks which cannot be delivered and are returned to IDEX will be reinvested in full or fractional shares in your account at the net asset value next computed after the check has been received by IDEX. To reduce costs to the Fund, checks outstanding and uncashed for over 180 days may be "stop-paid" and reinvested back into the shareholder/payee's account at the discretion of IDEX. Cash distributions that total less than $5.00 will be reinvested into the account.

Shareholders may obtain further information or change their dividend or distribution options any time before the record date of any dividend or distribution by calling IDEX at (800) 851-9777 or writing to P.O. Box 9015, Clearwater, FL 34618-9015.

                                 TAX INFORMATION

The Fund is a regulated investment company, as defined by Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

If the Fund meets certain requirements of the Code for each fiscal period, it does not pay taxes on net income realized from investment operations to the extent earnings and profits are distributed to shareholders. Shareholders are responsible for any taxes related to distributions. See the SAI for a complete discussion of a mutual fund as a regulated investment company.

If the Fund declares a dividend or other distribution in October, November or December payable to shareholders of record on a specified date in such a month, and if the Fund pays the distribution to the shareholders during January of the following year, then each shareholder will be treated as receiving the distribution on December 31 of the first year, and the Fund will be treated as having paid the distribution on that date.

                           "TAXABLE EVENTS"--WHEN AND
                           HOW YOU OWE TAX RELATED TO
                            YOUR PORTFOLIO INVESTMENT

SELLING OR EXCHANGING SHARES. When you sell shares, whether you take cash or exchange the shares for shares in another Portfolio or Fund, it is a "taxable event." For non-retirement plan accounts, you will owe tax if you realize a taxable gain on the sale or exchange. On the other hand, if you realize a loss based on your tax basis in the shares, you may be able to offset that capital loss against capital gain income you have. If there were any capital gains distributions on the shares, the loss that is allowed will be treated as a long-term capital loss, to the extent of the capital gains distributions.

For tax purposes, the cost of a share is generally the per-share price you paid for your shares (which may include sales charges). As a general rule, your gain or loss on a sale or exchange will be a long-term capital gain or loss if the shares have been held for more than one year and a short-term capital gain or loss if held for one year or less. Under current tax law, individuals are subject to a maximum federal tax rate of 28% on net capital gain.

For most accounts (other than retirement plan accounts which will receive Form 1099-R), IDEX will provide you with your "cost basis" when you sell shares. This cost basis figure is important. It is figured on the single category average cost method, and will allow you to determine whether you have gained or lost on your sale.

You are not required to use this method; in fact, if you have previously sold Fund shares and did not use this method to report gain or loss, it is not available to you for sales of shares of the Fund. To determine which method is most suitable for you, please consult your tax adviser.

NOTE: Please keep all regular account statements to use in conjunction with average cost information (if received) in order to determine tax gain or loss on the sale of Fund shares.

INCOME TAX OWED ON INCOME DISTRIBUTIONS. Ordinary income distributions, whether received in cash or reinvested, are subject to ordinary income tax rates.

INCOME TAX OWED ON CAPITAL GAIN DISTRIBUTIONS. As explained above, the Fund generally distributes net realized capital gains, to the extent available, to shareholders once a year. These capital gains distributions, whether paid in cash or reinvested, are subject to the maximum capital gains tax rate of 28% -- the same tax rate as if you sell shares and realize a gain.

If you sell shares of the Fund, then buy shares again under the reinvestment privilege described in Shareholder Information and Instructions, the cost of shares sold may need to be reduced related to any front-end sales charges you may have initially paid. See the SAI and consult your tax adviser about these rules, as well as wash sale provisions of the Internal Revenue Code.

                            SOME STATE TAX EXEMPTIONS

In some states, shareholders are not subject to state taxation on distributions made by a registered investment company that were derived from interest on or portions of their account value attributed to direct or indirect obligations of the U.S. government. This exemption generally does not apply to dividends derived from interest on obligations issued by agencies or instrumentalities of the U.S. government, or interest earned on repurchase obligations secured by such obligations or direct obligations of the U.S. government. See Securities in Which the Fund Invests for an explanation of these securities and transactions.

Since state and local tax rules vary, please consult your tax adviser.

                                 TAX STATEMENTS

Tax forms related to dividends and other distributions paid by the Fund are mailed annually. For most types of accounts, IDEX will report the proceeds of redemptions to shareholders and the Internal Revenue Service ("IRS") annually. Average cost basis information on non-retirement plan account redemptions is not currently reported to the IRS.

                                 TAX WITHHOLDING

The Fund is required to withhold 31% of all dividends, capital gains distributions and redemption proceeds paid on behalf of any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding from income distributions and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding according to the IRS.

NOTE: The foregoing is only a general summary of some of the important federal tax considerations under current law generally affecting the Fund and its shareholders; see the SAI for further discussion. Because there may be other federal, state or local tax considerations applicable to a particular shareholder, shareholders are urged to consult their own tax advisers.

                             SHAREHOLDER INFORMATION
                                AND INSTRUCTIONS

This section discusses buying, selling, and exchanging shares of the Fund; sales charges and possible waivers and discounts; and general shareholder account information.

If you need help or additional forms, call IDEX Customer Service at (800) 851-9777 M-F, 8 a.m-7 p.m. ET, or contact your representative.

                                HOW TO BUY SHARES

1. OPEN AN ACCOUNT

Fill out the New Account Application form included with this prospectus and send it to IDEX. IRAs and other retirement accounts require a different application. To open an IRA, call or write your registered representative or IDEX for an IRA application. If you already have an account in an IDEX Fund or Portfolio, you may open an account in another IDEX Fund or Portfolio with the same account features by calling or writing to IDEX.

Note: You must include your Social Security or other Taxpayer Identification Number with your application, or your account may be subject to backup withholding or to involuntary termination.

The Fund reserves the right to reject any purchase order.

2. PAY FOR YOUR SHARES

You may buy shares in the following ways:

/diamond/ By check, by mail

          Make your check payable to IDEX Mutual Funds and send it to

          IDEX INVESTOR SERVICES, INC.
          P.O. BOX 9015
          CLEARWATER, FL 34618-9015 or
          201 HIGHLAND AVENUE
          LARGO, FL 34640.

/diamond/ By automatic investment plan

          With an automatic investment plan, you choose to invest a regular dollar amount, and have that amount deducted from a bank account on any day between the 3rd and 28th day of each month. Your moneys will be transferred via ACH. To set up, change or discontinue an automatic investment plan, call or write IDEX.

/diamond/ By telephone

          Telephone purchases may be set up by calling or writing IDEX, or you may select telephone purchases on your New Account Application. Funds to pay for telephone orders will be transferred electronically from your bank account via ACH. See also Other Information - Telephone Transactions.

/diamond/ Through authorized dealers

          Orders of at least $1,000 ("confirmed purchases") may be issued through authorized dealers. If you open a new account through a dealer, the dealer is responsible for opening your account and providing your taxpayer ID number. If you already have an IDEX account, no additional documentation is needed. Dealers may pay for share orders with Federal funds bank wires by instructing their banks to wire Federal funds as follows:

                          NATIONSBANK OF FLORIDA, N.A.
                                 TAMPA, FLORIDA
                                 ABA #063100277
                                 DDA #3601194554

                       ATTN: IDEX INVESTOR SERVICES, INC.
                       CONFIRMED PURCHASE ORDER NUMBER(S)
                          SHAREHOLDER'S ACCOUNT NAME(S)

The dealer's bank may charge for a wire transfer. IDEX currently does not charge for this service.

The Fund generally will not accept initial purchases for less than $500 worth of shares (including the sales charge). Purchases through certain plans for regular investment, like the automatic investment plan described above, do not require a minimum initial investment. If you already own Fund shares and are buying more, the minimum purchase amount is usually $50.

Purchases of shares generally must be "settled" (payment received by the Fund and shares credited to your account) within three business days from when the Fund gets your purchase order. Therefore, the Fund must receive your payment within that time.

                            PER-SHARE PUBLIC OFFERING
                            PRICE AND NET ASSET VALUE

Net assets of the Fund are determined by adding the value of all securities, receivables and other assets of the Fund, and subtracting liabilities. However, for purposes of shareholder communication, public offering price and net asset value ("NAV") per share usually refer to the purchase price and value of one share of the Fund, respectively. The public offering price of a share of the Fund is its per share NAV, plus the sales charge.

The number of shares that you buy is determined by the next NAV per share calculated after IDEX receives and accepts your order to purchase shares.

The NAV per share is determined by the Fund's custodian on each day that the New York Stock Exchange (the "Exchange") is open, as of the close of the regular session of business on the Exchange. The Exchange currently closes at 4:00 p.m. Eastern time each day it is open.

Per share NAV is determined by dividing the net assets by the total number of shares outstanding.

In determining total net assets and thus, NAV per share, securities and other portfolio investments are valued at market value. Investments for which quotations are not readily available are valued at fair value determined in good faith by the sub-adviser under the supervision of the Board of Trustees.

                            SALES CHARGES, AVAILABLE
                                  DISCOUNTS AND
                               DEALER REALLOWANCES

When you buy shares, you generally pay an up-front sales charge. You can reduce the up-front sales charge percentage in four ways:

/diamond/ By investing larger amounts;

/diamond/ By investing under a "right of accumulation," which credits your account for shares you already own in various IDEX portfolios and helps you earn discounts on new investments;

/diamond/ By filing a "letter of intention" to buy enough shares within a 13 month period to qualify for a reduced sales charge; or

/diamond/ By investing as part of a qualified group.

You generally pay no sales charge upon redemption of shares. However, if you pay no up-front sales charge because you are purchasing $1 million or more of shares, you will pay a deferred sales charge of 1% if you redeem any of those shares within the first 12 months after buying them. The charge is assessed on an amount equal to the lesser of the then current market value or the original cost of the shares being redeemed. No sales charge is imposed on increases in net asset value above the initial purchase price.

                         WHAT IS A "DEALER REALLOWANCE"?

IDEX sells its funds both directly and through authorized dealers in the United States and its territories. The Fund receives the entire NAV of shares sold. ISI retains the sales charge, then reallows uniform discounts from the applicable public offering price to all of its dealers -- this is how dealers are compensated.

From time to time, ISI will create special promotions with dealers, in which dealers earn larger reallowances in return for selling significant amounts of shares or in return for certain training services. Sometimes, these dealers may earn virtually the entire sales charge; at those times, they may be deemed underwriters as described in the Securities Act of 1933.

Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by ISI, including lodging and travel expenses.

Reallowances may also be given to banks or other financial institutions to compensate them for their services in connection with share sales and servicing of shareholder accounts.

ISI may also pay dealers, banks or other institutions from its own funds for administrative services in connection with larger accounts.

                               DISCOUNTS THROUGH A
                              RIGHT OF ACCUMULATION

If you already own shares of certain IDEX Funds or Portfolios, you may be able to get a sales charge discount when you buy new shares of the Fund or certain Portfolios of IDEX II Series Fund on which an initial sales charge is imposed. The value of the shares you already own may be "accumulated" -- i.e., counted together with the value of the new shares you plan to buy -- to achieve quantities eligible for discount. Ask your sales representative for information, or call IDEX.


                                                QUANTITY DISCOUNTS
-----------------------------------------------------------------------------------------------------------
                                      SALES CHARGE                REALLOWANCE                SALES CHARGE
                                         AS % OF               TO DEALERS AS A %                AS % OF
  AMOUNT OF PURCHASE                 OFFERING PRICE            OF OFFERING PRICE            AMOUNT INVESTED
-----------------------------------------------------------------------------------------------------------
  Less than $10,000                       8.50%                       7.00%                      9.30%

  $10,000 but less than $25,000           7.75%                       6.25%                      8.40%

  $25,000 but less than $50,000           6.25%                       5.50%                      6.70%

  $50,000 but less than $75,000           5.75%                       5.00%                      6.10%

  $75,000 but less than $100,000          5.00%                       4.25%                      5.30%

  $100,000 but less than $250,000         4.25%                       3.75%                      4.40%

  $250,000 but less than $500,000         3.00%                       2.50%                      3.10%

  $500,000 but less than $1,000,000       1.25%                       1.00%                      1.30%

  $1,000,000 or more                      0.00%                       1.00%*                     0.00%

  * This amount is not a charge incurred by shareholders. ISI, at its own expense, may make the following payments in accordance with its procedures as may be in effect from time to time: 1.00% of the net asset value of shares sold in amounts of $1,000,000 but less than $2,500,000; .75% of the net asset value of shares sold in amounts of $2,500,000 but less than $4,000,000; .50% of the net asset value of shares sold in amounts of $4,000,000 but less than $5,000,000; and .25% of the net asset value of shares sold in amounts of $5,000,000 or more. The privilege of purchasing shares at net asset value in amounts of $1,000,000 or more is not available if another net asset value purchase privilege is also applicable.

    NOTE: If you redeem shares on which no up-front sales charge was imposed because you invested $1 million or more during the first 12 months after buying them, you will pay a deferred sales charge equal to 1%. You do not pay any deferred sales charge when you redeem shares if you paid an up-front sales charge on those shares, regardless of how long you have owned them.


                               DISCOUNTS THROUGH A
                               LETTER OF INTENTION

You may also earn a sales charge discount on shares by making a written commitment to invest, within a 13-month period, an amount which qualifies for discount. This written commitment, called a Letter of Intention ("LOI"), is not a binding legal obligation.

Shares purchased under the terms of an LOI will be sold at the public offering price -- NAV plus discounted sales charge -- which applies to the total value of the shares you commit to buy during the period of the LOI. During this period, your share purchases are subject to the following rules:

/diamond/ The first 5% of the amount that you agree to invest will be placed in escrow until the LOI is fulfilled or 13 months has expired.

/diamond/ Future changes in quantity discounts (breakpoints) will apply to purchases under the LOI.

/diamond/ Sales charge adjustments will be made if you actually buy more or less than you commit to buy during the period of your LOI.

/diamond/ Shares bought up to 90 days before an LOI may be included in your LOI.
          The LOI, however, will start on the day of the first purchase that is included under the LOI.

/diamond/ Right of accumulation can apply to an LOI. That is, the current value of all previous purchases of shares that paid a sales charge can be counted towards fulfillment of the LOI, but the sales charges on these previous purchases will not be adjusted.

/diamond/ Each LOI investment must be at least 5% of the total commitment.

/diamond/ Dividends and capital gains must be reinvested in additional shares.
          No cash distributions are allowed under an LOI.

You may elect to invest under an LOI on your New Account Application. For more information about an LOI, consult your registered representative or call IDEX at
(800) 851-9777.

                         DISCOUNTS AS A QUALIFIED GROUP

Members of a qualified group may purchase shares at a reduced sales charge applicable to the group within a specified period. IDEX takes into account the anticipated aggregate amount of purchases by the group of shares and shares of other IDEX Funds with a front-end sales charge. A "qualified group" is one which
(i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments and (iii) satisfies uniform criteria that allows IDEX and other dealers offering Fund shares to realize economies of scale. Pension or other employee benefit plan participants may qualify for group purchases. The Fund reserves the right to modify or terminate this privilege at any time. For information about qualifying groups, call IDEX.

                           WAIVER OF SALES CHARGES FOR
                               CERTAIN INDIVIDUALS

Shares of the Fund may be sold without sales charges to:

/diamond/ Current or former trustees, trustees emeriti, directors, officers, full-time employees or sales representatives of the Fund, IMI, Janus Capital, ISI, or any of their affiliates;

/diamond/ Directors, officers, full-time employees and sales representatives of any dealer having a sales agreement with ISI;

/diamond/ Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons;

/diamond/ Any members of the family of any of the foregoing persons; or

/diamond/ "Wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions or financial planners, who have entered into arrangements with the Fund or ISI.

Persons eligible to buy shares at NAV may not impose a sales charge when they re-sell those shares.

                           HOW TO REDEEM (SELL) SHARES

GENERAL INFORMATION. You may redeem (sell) your shares at any time at the next determined NAV after IDEX receives your redemption request. For information about how NAV is determined, see Per-Share Public Offering Price and Net Asset Value under How to Buy Shares.

IDEX will normally pay you for your shares within three days of receiving a valid redemption request. However, if you have purchased the shares by check or ACH, IDEX must first be sure your payment has cleared. It will, therefore, not pay for redemptions of this kind until such purchase(s) has cleared the bank, which may take up to 15 days.

Your check will be sent by first-class mail. You can pay $20 (by check or deduction from your account) for overnight delivery, if you wish, and if the service is available to your account address.

Redemption and repurchase of shares may be suspended or payment postponed during any period when the Exchange is closed (other then on weekends or customary holidays) or trading on the Exchanges is restricted, or during a period of an emergency or other periods during which the SEC permits such suspension.

This section describes selling shares for cash. For other circumstances, see Redemption of Shares in the SAI.

As described under How to Buy Shares, certain share sales will be charged the appropriate contingent deferred sales charge applicable to certain redemptions.

TO REDEEM SHARES BY MAIL. Send your redemption request to:

                          IDEX INVESTOR SERVICES, INC.
                             ATTENTION: REDEMPTIONS
                                  P.O. BOX 9015
                           CLEARWATER, FL 34618-9015.

Your redemption request must be signed by the owner(s) of the account, or by a person authorized to act for the owner(s).

/diamond/ Include the name of the Fund, the number of shares or dollar amount of shares to be sold, the account number, and the name(s) on the account.

/diamond/ If you have previously requested share certificates, they must be returned if you wish to redeem these shares.

/diamond/ Your signature may have to be guaranteed. See Signature Guarantees below.

Evidence of the authority of the person seeking a redemption is required for all redemptions of shares held in the name of a corporation, a partnership, trust or fiduciary.

SIGNATURE GUARANTEES. For your protection, a signature guarantee will be required for the following transactions:

/diamond/ redemption requests larger than $100,000 by check;

/diamond/ redemption requests of any size made in an account where the registration and/or address has been changed in the last 10 days;

/diamond/ redemptions by check made payable to someone other than the name on the account, and/or sent to an address other than the address of record;

/diamond/ redemptions by Federal funds bank wire to a bank that is not pre-designated on your account;

/diamond/ certain requests to change the registered owners of an account; or

/diamond/ to change certain arrangements in your existing systematic withdrawal plan or cash dividend payment details.

This guarantee must be made by a national or state bank, a member firm of a national stock exchange, or any other eligible guarantor as defined by the SEC. Notarization is not an acceptable substitute. IDEX may require signature guarantee for certain other circumstances from time to time.

TO REDEEM SHARES BY TELEPHONE AND RECEIVE YOUR MONEY BY CHECK. You may redeem shares in amounts up to $50,000 by phone per day and receive your money by check unless you have declined this privilege on the New Account Application. Call
(800) 851-9777 to order a phone redemption.

Telephone redemption with payment by check is not allowed:

/diamond/ For shares purchased by check or ACH within the past 15 days;

/diamond/ For retirement accounts (except IRAs, which will be subject to 10% withholding);

/diamond/ For shares represented by certificates;

/diamond/ In amounts of $50,000 and over; or

/diamond/ In accounts where the registration and/or address has been changed within the past 10 days.

If the account is held in more than one name, IDEX may accept the telephone sale order of any one account holder. Your registered representative may redeem shares on your behalf by telephone unless you have declined this privilege on your New Account Application.

The Fund reserves the right to alter or modify the telephone redemption privilege. See Other Information -- Telephone Transactions for further information.

TO REDEEM SHARES BY TELEPHONE AND RECEIVE YOUR MONEY ELECTRONICALLY BY ACH OR BANK WIRE. You may sell up to $50,000 worth of shares by phone and receive your money by ACH or Federal funds bank wire to a pre-authorized bank account. To receive this privilege, complete the appropriate section of the New Account Application. If you already have an account, and wish to add the electronic payment privilege, mail a signature guaranteed letter and bank information (usually a voided check) to IDEX. ACH transfers usually take three banking days. No fee is currently charged for this service.

Funds sent via Federal funds bank wire usually arrive on the next banking day. Each time you have money wired to your bank account via a Federal funds wire, a $20 fee will be charged. This amount will be deducted from your account by the sale of shares. The receiving bank may also charge you a fee. Federal funds wire transfers require a minimum redemption of $1,000.

If you do not have the wire transfer privilege, and do not want to establish it as a standing privilege on your account, you may still redeem shares and receive funds at a U.S. bank via Federal funds wire by writing a letter of instruction to IDEX. A Federal funds wire redemption generally requires a signature guarantee.

TO REDEEM SHARES THROUGH A REGISTERED DEALER. You may also place confirmed redemption requests through registered securities dealers. Some of these dealers use the National Securities Clearing Corporation ("NSCC") electronic order system. It is the responsibility of such dealers to transmit your sell orders promptly. Payment for these redemption requests will be made to the dealer within three days after IDEX receives your order, properly signed, including share certificates and appropriate signature guarantees where necessary. IDEX reviews all such orders.

TO REDEEM SHARES AUTOMATICALLY, AT REGULAR INTERVALS. You may establish a systematic withdrawal plan ("SWP") on your New Account Application or by calling Customer Service and obtaining the forms to do so. To set up an SWP, you must:

/diamond/ Have an account worth at least $10,000;

/diamond/ Withdraw at least $50 with each redemption.

You may receive your money via ACH to your bank account or by check to your address of record.

Withdrawals paid by check are normally made seven to 10 days before the first of the month, although the Fund cannot guarantee that you will receive your money exactly by the date you select. You may make withdrawals monthly, quarterly, or annually.

Special considerations in using an SWP:

/diamond/ If an SWP is established on a new account, the initial disbursement will not be made within 15 days of the date of your initial purchase.

/diamond/ Dividends and capital gains distributions on accounts with an active
          SWP are usually paid in additional shares of the Fund.

/diamond/ If the requested payments under an SWP require sale of more shares than have been credited through the payment of dividends and capital gains distributions in additional shares, your original investment may be depleted and ultimately exhausted.

/diamond/ Payments under an SWP probably will include some amount of your original investment and are taxable events.

/diamond/ An SWP may not be advantageous to maintain while you simultaneously buy additional shares; you'll pay more in sales charges than you have to.

/diamond/ You can change or cancel an SWP at any time by writing or calling
          IDEX. An SWP will be terminated when all shares in an account have been redeemed, or when IDEX receives notice of the account holder's death.

                             REINVESTMENT PRIVILEGE

If you sell shares, you may repurchase shares of the Fund or any Class A Portfolio shares of IDEX II Series Fund, in an amount not more than the amount you sold, without incurring a new sales charge. To do this, you must send a written request to IDEX within 90 days after you sell your shares. IDEX reserves the right to modify or eliminate this reinvestment privilege at any time. Exchanging shares is allowed any time, generally without new sales charges. See How to Exchange Shares, below.

When you exercise this reinvestment privilege:

/diamond/ You may reinvest the proceeds of a share sale in shares without paying the up-front commission;

/diamond/ The contingent deferred sales charge you paid, if any, when you sold your shares will also be reinvested in new shares.

NOTE: Certain distributions from qualified plans are not eligible for this privilege.

                             HOW TO EXCHANGE SHARES

GENERAL INFORMATION. You may exchange shares of the Fund for shares of other Funds or Portfolios in the IDEX Group on which an initial sales charge is imposed. No sales charges are imposed at the time of an exchange; exchanges must be made in amounts of $500 or more.

In addition, you may exchange shares for any of the three portfolios of the Cash Equivalent Fund or the California Tax-Exempt Money Market Fund. See Money Market Fund Exchange Privilege, below.

You automatically have the telephone exchange privilege unless you decline it on your New Account Application.

Exchanges may be made by mail or by phone. Write or call IDEX Customer Service.

You may exchange all the shares in one account for shares in another account. All special account features present in the old account, such as Automatic Investment Plan, Letter of Intention, or Systematic Withdrawal/Exchange Plan, will be transferred to the new account, unless IDEX is otherwise instructed.

You may exchange part of the shares in one account and open a new account for new shares in another Fund or Portfolio. In partial exchanges, all special account features except Automatic Investment Plan and Systematic
Withdrawal/Exchange Plan will be transferred to the new account, unless IDEX is otherwise instructed.

Before making an exchange into a Fund or Portfolio which is new to you, read the Prospectus carefully. Obtain Prospectuses by calling or writing IDEX.

The Fund reserves the right to limit exchanges or modify or terminate the exchange privilege at any time.

TELEPHONE EXCHANGES. Call IDEX at (800) 851-9777 to make a telephone exchange. New shares acquired by phone exchange must be registered in exactly the same name as the shares sold by phone exchange. No share certificates are available for shares acquired through a phone exchange. See Other Information -- Telephone Transactions for more information.

SYSTEMATIC EXCHANGES. You may choose, either on your New Account Application, or by writing IDEX, to exchange shares automatically at regular intervals from one IDEX Fund or Portfolio on which an initial sales charge is imposed to another. All conditions described above under General Information also apply to systematic exchanges.

New shares acquired by systematic exchange must be registered in exactly the same name as the shares sold in a systematic exchange. No share certificates are available for shares acquired through a systematic exchange.

MONEY MARKET FUND EXCHANGE PRIVILEGE. You may make sales charge-free exchanges of at least $500 at NAV of Fund shares to any of the three portfolios of the Cash Equivalent Fund or the California Tax-Exempt Money Market Fund.

You may also sell your shares of any of the Money Market Funds in minimum amounts of $500 and invest the proceeds in another IDEX Fund or Portfolio on which an initial sales charge is imposed.

Sales charges will be made on exchanges from Money Market Funds when you have originally invested in these Money Market Funds, then decided to exchange for shares in the Fund.

Systematic exchanges may also be made between the Money Market Funds and the Fund. See Systematic Exchanges, above, for conditions.

These Funds (the "Money Market Funds"), which are separately managed by Zurich Kemper Investments, Inc., are open-end, diversified money market mutual funds.

Sales of shares in connection with Money Market Fund exchanges will be effected as of the end of the day when your exchange request is received, if it is received before 4:00 p.m. Eastern time.

This exchange privilege does not constitute an offering or recommendation of Money Market Fund shares by the Fund. Before making a Money Market Fund exchange, you should consider the investment objective of the Money Market Fund and read its current Prospectus.

You may request a Money Market Fund exchange by writing or calling IDEX.

                                OTHER INFORMATION

MINIMUM ACCOUNT BALANCE. The Fund may redeem any account in which the balance has fallen below $500 due to redemptions and there are no share purchases within the past 60 days, unless the account is less than 24 months old.

The Fund will notify the holder of such an account 60 days before closing it. After being notified, the account holder may make share purchases to bring the account above the $500 minimum.

REPURCHASE ARRANGEMENTS. For the convenience of its shareholders, the Fund has authorized ISI to act as its agent in the repurchase of Fund shares. This procedure may be terminated at any time. If you sell your shares to ISI through a dealer, your dealer may charge you an additional fee.

RETIREMENT PLANS. Fund shares may be purchased in qualified retirement plans, including individual retirement accounts (IRAs), 401(k)s, Simplified Employee Pension Plans (SEP-IRAs), corporate and self-employed pension and profit sharing plans (Keoghs) and 403(b)(7) programs.

Do not try to open a retirement plan with the application in this Prospectus. These plans require a different application. Call or write IDEX to obtain the application.

Retirement plan accounts are ordinarily charged a $12 per year maintenance fee, with a maximum of $24 a year per taxpayer ID number. However, if your retirement plan is under custody of Investors Fiduciary Trust Company and your combined retirement account balances per taxpayer ID number are more than $50,000, there is generally no fee.

The SAI contains more information about retirement plans. Investors should consult with their tax advisers about tax-deferral issues in such plans.

TELEPHONE TRANSACTIONS. The Fund, ISI and IDEX will not be liable for complying with telephone instructions, and investors will bear the risk of loss. The Fund, ISI and/or IDEX will employ reasonable procedures to make sure telephone instructions are genuine. These procedures may include, among others, requiring forms of personal identification, providing written confirmation of telephone transactions and/or tape recording telephone orders. If the Fund, ISI and/or IDEX do not employ such reasonable procedures, they may be held liable for loss due to fraudulent or unauthorized telephone instructions.

HOW TRANSACTIONS ARE CONFIRMED. After most every account transaction, except when shares are bought with reinvested dividends and capital gains distributions and except for automatic redemptions or purchases via ACH, you will receive a statement. This statement will show the details of the transaction, the number of shares held in your account and the transactions since the beginning of the year. You will receive a quarterly statement which details your dividend and capital gain distribution reinvestments, as well as your ACH transactions.

HISTORICAL STATEMENTS. You may order a historical statement covering years before the current year.

SHARE CERTIFICATES. Account holders ordinarily do not want share certificates. Shares are normally recorded on the Fund's books and no certificates are issued. You may, however, obtain certificates for your shares, with these limitations:

/diamond/ No certificates will be issued for fractional shares;

/diamond/ No certificates will be issued for accounts holding less than 30 shares, except in connection with sales or transfers of shares from other funds when you already hold certificates;

/diamond/ Certificates are issued only in the same name as your account;

/diamond/ Certificates are not issued for retirements plan accounts with IFTC as custodian.

If you want certificates representing your shares, you may write or call IDEX to request them. You may return share certificates to IDEX at any time. There may be a charge for cancelling and replacing lost or stolen share certificates. Notify IDEX immediately if your certificates are lost or stolen. Remember that if you ask for a certificate for your shares, you will not be able to reedeem or exchange your shares by telephone. Also, you will have to send your share certificate to us when you want to redeem or exchange those shares.

                                   APPENDIX A

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of the types of securities in which the Fund may invest. The Fund may invest in these securities to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in ANY type of security unless precluded by the policies discussed elsewhere in this Prospectus or in the SAI.

I. EQUITY AND DEBT SECURITIES

BONDS ARE DEBT SECURITIES issued by a company, municipality or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued under
Section 4(2) of the Securities Act of 1933. The Fund may determine that such securities are liquid under guidelines established by the Trustees.

COMMON STOCK represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

HIGH-YIELD/HIGH-RISK bonds are securities that are rated below investment grade by the primary rating agencies (BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in an organized pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICs) are foreign investment funds or trusts. In addition to bearing their proportionate share of a Portfolio's expenses, shareholders may indirectly bear similar expenses of PFICs and similar trusts.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by a bank or dealer to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE agreements involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique may be used to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes.

STANDBY COMMITMENTS are obligations purchased by the Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

TENDER OPTION BONDS are generally long-term securities that have been coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the liquidity of municipal securities.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery due at some time in the future (i.e., beyond normal settlement). The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a significant discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Strips are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

FORWARD CONTRACTS are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of nondollar denominated securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

                      STATEMENT OF ADDITIONAL INFORMATION

                                 March 1, 1996

                                   IDEX FUND
                              201 Highland Avenue
                              Largo, Florida 34640
                        Customer Service (800) 851-9777

     IDEX Fund (the 'Fund') is a diversified open-end management investment company that seeks growth of capital. The Fund pursues its objective primarily by investing in common stocks listed on a national securities exchange or on NASDAQ and which the Fund's sub-adviser believes have a good potential for capital growth.

     This Statement of Additional Information is not a Prospectus, and should be read in conjunction with the Prospectus dated March 1, 1996 which may be obtained free of charge by writing or calling the Fund at the above address or telephone number. This Statement of Additional Information contains additional and more detailed information about the Fund's operations and activities than that set forth in the Prospectus.

                                   IDEX FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

Investment Objective.....................................................      1

Investment Restrictions, Policies and Practices..........................      1

Other Policies and Practices of the Fund.................................      3
     Futures, Options and Other Derivative Instruments...................      3
          Futures Contracts..............................................      3
          Options on Futures Contracts...................................      6
          Options on Securities..........................................      6

          Options on Foreign Currencies..................................     10

          Forward Contracts..............................................     11
          Swaps and Swap-Related Products................................     12
          Eurodollar Instruments.........................................     13
          Special Investment Considerations and Risks....................     13
          Additional Risks of Options on Foreign Currencies, Forward
              Contracts and Foreign Instruments..........................     14
     Zero Coupon, Pay-In-Kind and Step Coupon Securities.................     15
     Income Producing Securities.........................................     15
     Lending of Fund Securities..........................................     16
     Joint Accounts......................................................     16
     Illiquid Securities.................................................     16
     Repurchase and Reverse Repurchase Agreements........................     16
     Pass-Through Securities.............................................     17

     High-Yield/High-Risk Bonds..........................................     18
     Warrants and Rights.................................................     19
     U.S. Government Securities..........................................     19
     Portfolio Turnover..................................................     19

Investment Advisory and Other Services...................................     19

Distributor..............................................................     22

Administrative Services..................................................     22

Custodian, Transfer Agent and Other Affiliates...........................     23

Portfolio Transactions and Brokerage.....................................     23

Trustees and Officers....................................................     24

Purchase of Shares.......................................................     29

Net Asset Value Determination............................................     29

Dividends and Other Distributions........................................     30

Shareholder Accounts.....................................................     30

Retirement Plans.........................................................     30

Redemption of Shares.....................................................     30

Taxes....................................................................     31

Principal Shareholders...................................................     32

Miscellaneous Information................................................     33
     Organization........................................................     33
     Shares of Beneficial Interest.......................................     33
     Legal Counsel and Auditors..........................................     33
     Registration Statement..............................................     33

Performance Information..................................................     33

Financial Statements.....................................................     34

                              INVESTMENT OBJECTIVE

     The Prospectus discusses the types of securities in which the Fund will invest and the portfolio policies and practices. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the Prospectus.

     As stated in the Prospectus, the Fund's investment objective is growth of capital. The Fund pursues its objective primarily by investing in common stocks listed on a national securities exchange or on NASDAQ and which the Fund's sub-adviser believes have a good potential for capital growth. There can be no assurance that the Fund will, in fact, achieve its objective. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of the Fund may result in the Fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment. The Fund will not change its objective without 30 days prior notice to its shareholders nor will it charge shareholders an exchange fee or redemption fee after such notice and prior to the expiration of such 30 day notice period. However, should a shareholder decide to redeem Fund shares because of a change in the objective, the shareholder may realize a taxable gain or loss.

                INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES

     As indicated in the Prospectus, the Fund is subject to certain fundamental policies and restrictions which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy.

     As of March 1, 1996, the non-fundamental investment restriction relating to borrowing will be applied as a fundamental restriction. It is anticipated that the Board of Trustees of the Fund will approve this change at the regular quarterly meeting which will be held on March 18, 1996.

The Fund may not, as a matter of fundamental policy:

     1. With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (other than cash items and 'government securities' as defined under the Investment Company Act of 1940, as amended (the '1940 Act')), if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer;

     2. Invest more than 25% of the value of its assets in any particular industry (other than government securities);

     3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

     4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the Fund may own debt or equity securities issued by companies engaged in those businesses;

     5. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund; and

     6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

     In addition to the above, as a fundamental policy, the Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

     Furthermore, the Fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

     (A) The Fund may not: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;

     (B) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

     (C) The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short;

     (D) The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

     (E) The Fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, future contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions;

     (F) The Fund may not invest more than 15% of its assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such Rule,
Section 4(2) commercial paper or any securities which the Board of Trustees or the investment sub-adviser, as appropriate, has made a determination of liquidity, as permitted under the 1940 Act;

     (G) The Fund may not invest in companies for the purpose of exercising control or management;

     (H) The Fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the Fund invests in a money market fund, the investment advisers will reduce their advisory fees by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market fund;

     (I) The Fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Fund may own debt or equity securities of companies engaged in those businesses;

     (J) The Fund may not purchase the securities of any issuer (other than U.S. government agencies and instrumentalities or instruments guaranteed by an entity with a record of more than three years' continuous operation, including that of predecessors) with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the Fund's total assets taken at market value at the time of such purchase; and

     (K) The Fund may not invest in warrants valued at the lower of cost or market value, if such value exceeds 5% of the Fund's net assets, provided that no more than 2% of the Fund's net assets may be invested in warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

     Except with respect to borrowing money, if a percentage limitation set forth above is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value of the Fund's net assets will not result in a violation of such restriction.

                    OTHER POLICIES AND PRACTICES OF THE FUND

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS.

     A. FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices including indices of U.S. government securities, foreign government securities, equity or fixed-income securities ('futures contracts'). U.S. futures contracts are traded on exchanges which have been designated 'contract markets' by the Commodity Futures Trading Commission ('CFTC') and must be executed through a futures commission merchant ('FCM'), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

        When the Fund buys or sells a futures contract it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts may be made to attempt to hedge against potential changes in interest or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Fund's securities or the prices of securities which the Fund is considering buying at a later date.

        The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit 'initial margin' for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets by the Fund's custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional 'variation margin' payments with the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of the margin owed to such Fund only in proportion to the amount received by the FCM's other customers. The portfolio manager will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which a Fund does business and by segregating margin payments with the custodian.

        Although the Fund would segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days.

        However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in high-grade liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

        The acquisition or sale of a futures contract may occur, for example, when the Fund holds or is considering purchasing equity or debt securities and seeks to protect itself from fluctuations in prices or interest rates without buying or selling those securities. For example, if stock or debt prices were expected to decrease, the Fund might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the Fund by a corresponding increase in the value of the futures contract position held by that Fund and thereby preventing the Fund's net asset value from declining as much as it otherwise would have. Similarly, if interest rates were expected to rise, the Fund might sell bond index futures contracts, thereby hoping to offset a potential decline in the value of debt securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund. The Fund also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell portfolio securities.

        Similarly, when prices of equity securities are expected to increase, or interest rates are expected to fall, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Fund could take advantage of the potential rise in the value of equity or debt securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and such Fund could buy equity or debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to futures contracts will consist of high-grade liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts.

        The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio manager still may not result in a successful use of futures contracts.

        Futures contracts entail risks. Although the use of futures contracts is believed to benefit the Fund, if the portfolio manager's investment judgment proves incorrect, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund may lose part or all of the benefit of the increased value of the securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

        The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly such Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with such performance of the Fund's investments.

        Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or may result in losses that are not offset by the gains in that Fund's other investments.

        Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

        Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

        The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term 'commodity pool operator' with the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations; except that, in addition, the Fund may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the

        Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

     B. OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write put and call options on futures contracts. An option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. Transactions in options on futures contracts may be made to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Fund's securities or the prices of securities which the Fund is considering buying at a later date. Transactions in options on future contracts will not be made for speculation.

        The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

        The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in such Fund's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option the Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, that Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

        The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio securities against the risk of falling prices or rising interest rates.

        The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

     C. OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund also may write call options that are not covered for cross-hedging purposes. The Fund may write and buy options on the same types of securities that the Fund may purchase directly. There are no specific limitations on the Funds' writing and buying of options on securities.

        A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

        A put option written by the Fund is 'covered' if the Fund (i) segregates cash not available for investment or high-grade liquid assets with a value equal to the exercise price with its custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

        A call option written by the Fund is 'covered' if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash with its custodian) upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund is also deemed to be covered if that Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is segregated with its custodian.

        The Fund may also write call options that are not covered for cross hedging purposes. The Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or high-grade liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio manager believes that writing the option would achieve the desired hedge.

        If a put or call option written by the Fund were exercised, the Fund would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

        The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

        The writer of an option that wishes to terminate its obligation may effect a 'closing purchase transaction.' This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a 'closing sale transaction.' This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

        In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Effecting a closing transaction also will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

        The Fund will realize a profit from a closing transaction if the price of a purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

        An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and that Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ('Exchange') on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation ('OCC') may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

        The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ('in-the-money'), equal to ('at-the-money') or above ('out-of-the-money') the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

        The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

        The Fund may buy put options to hedge against a decline in the value of its securities. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

        The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

        In purchasing an option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, the Fund would lose the amount of the premium.

        Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

        In addition to options on securities, the Fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

        Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the sub-adviser is satisfied with the development, depth and liquidity of the market and believes the options can be closed out.

        Price movements in the Fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of its portfolio manager to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the portfolio manager may be forced to liquidate portfolio securities to meet settlement obligations.

        The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

     D. OPTIONS ON FOREIGN CURRENCIES. The Fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

        Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

        The Fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

        Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that Fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

        The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is 'covered' if that Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or high-grade liquid assets that are segregated with the Fund's custodian.

        The Fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Fund collateralizes the option by segregating cash or high-grade liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     E. FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

        The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ('forward currency contracts'). The Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or another foreign currency). The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ('transaction hedge'). The Fund also may hedge some or all of its investments denominated in foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ('position hedge') or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where such Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ('anticipatory hedge'). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ('cross-hedge').

        These types of hedging seek to minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's position projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

        The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, its custodian will segregate cash or high-grade liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or high-grade liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or the Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

        While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

     F. SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, the Fund may enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. The portfolio manager expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. The Fund also may enter into these transactions to attempt to protect against any increase in the price of securities it may consider buying at a later date.

        The Fund does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

        The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or high-grade liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian. If the Fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The portfolio manager will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

        The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

        There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund, although the Fund does not presently intend to engage in such transactions in excess of 5% of its total assets. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

        In addition to the instruments, strategies and risks described in this Statement of Additional Information and in the Prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques, that become available as the portfolio managers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments are developed. The portfolio managers may use these opportunities to the extent they are consistent with the Fund's investment objective and are permitted by the Fund's investment limitations and applicable regulatory requirements.

     G. EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (the 'LIBOR'), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

     H. SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the Fund invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

        The Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Fund as the possible loss of the entire premium paid for an option bought by the Fund, the inability of the Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Fund will be able to use those instruments effectively for their intended purposes.

        In connection with certain of its hedging transactions, the Fund must segregate assets with its custodian bank to ensure that such Fund will be able to meet its obligations pursuant to these instruments. Segregated assets generally may be not be disposed of for so long as the Fund maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the Fund's assets could impede implementation of that Fund's investment policies or its ability to meet redemption requests or other current obligations.

     I. ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

        Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

        The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

        In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES.

     The Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

     Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a 'regulated investment company' under the Internal Revenue Code of 1986 ('Code'), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which Fund expenses could be allocated and may reduce the rate of return for such Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

     Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

INCOME PRODUCING SECURITIES.

     The Fund may invest in certain types of income producing securities, which include securities that make periodic income payments, as well as those that make interest payments on a deferred basis, or pay interest at maturity (as in the case with treasury bills or zero-coupon bonds).

     Other types of income producing securities that the Fund may purchase include, but are not limited to, the following types of securities:

     VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

     STANDBY COMMITMENTS. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

     TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

     INVERSE FLOATERS. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters.

     The Fund will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing liquidity.

LENDING OF FUND SECURITIES.

     Subject to its investment restriction relating to lending, the Fund may lend securities from its portfolio. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; b) the Fund must receive any dividends or interest paid by the issuer on such securities; c) the Fund must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and d) the Fund must receive either interest from the investment of collateral or a fixed fee from the borrower. Securities loaned by the Fund remain subject to fluctuations in market value. The Fund may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, the Fund may experience delays in, or be prevented from, recovering the collateral. During the period that the Fund seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The Fund may also incur expenses in enforcing its rights. If the Fund has sold the loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase. The Fund will not lend securities to any adviser or sub-adviser to the Fund or their affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. government securities are used as collateral.

JOINT ACCOUNTS.

     Janus Capital, the sub-adviser to the Fund, has received exemptive relief from the SEC to permit any funds advised or sub-advised by Janus Capital to invest in certain money market instruments through a joint account. Accordingly, the Fund may purchase such instruments through a joint account.

ILLIQUID SECURITIES.

     The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that are not readily marketable). The Board of Trustees has authorized the sub-adviser to make liquidity determinations with respect to its securities, including Rule 144A securities, commercial paper and municipal lease obligations in accordance with the guidelines established by the Board of Trustees. Under the guidelines, the portfolio manager will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may be restricted in its ability to sell such securities at a time when the sub-advisor deems it advisable to do so. In addition, in order to meet redemption requests, the Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS.

     Although it may enter into repurchase and reverse repurchase agreements, the Fund does not intend to invest more than 5% of its assets in either repurchase or reverse repurchase agreements. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or 'collateral'. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the investment sub-adviser and approved by the Board of Trustees of the Fund. In addition, the Fund currently intends to invest primarily in repurchase agreements collateralized by U.S. government securities whose value equals at least 100% of the repurchase price, marked-to-market daily.

     In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will segregate cash and appropriate liquid assets with the Fund's custodian to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties the investment sub-adviser deems creditworthy and that have been reviewed by the Board of Trustees of the Fund.

PASS-THROUGH SECURITIES.

     The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ('GNMA') Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund will generally purchase 'modified pass-through' GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the 'issuer' and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

     The Federal Home Loan Mortgage Corporation ('FHLMC') issues two types of mortgage pass-through securities: mortgage participation certificates ('PCs') and guaranteed mortgage certificates ('GMCs'). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. government.

     The Federal National Mortgage Association ('FNMA') issues guaranteed mortgage pass-through certificates ('FNMA Certificates'). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. government.

     Each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, some of the Fund's higher yielding mortgage-backed securities might be converted to cash and it will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Mortgage and asset-backed securities may have periodic income payments or may pay interest at maturity (as is the case with Treasury bills or zero-coupon bonds).

     Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obliger or guarantor of the security and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

HIGH-YIELD/HIGH-RISK BONDS.

     High-yield/high/risk, below investment grade securities (commonly known as 'junk bonds') involve significant credit and liquidity concerns and fluctuating yields and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's. The Fund may not invest more than 5% of its net assets in junk bonds. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

     The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

     Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on the market for lower rated and nonrated securities, the value of high yield debt securities held by a Fund, the new asset value of a Fund holding such securities and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

WARRANTS AND RIGHTS.

     The Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. The Fund does not intend to invest in warrants valued at the lower of cost or market value, if such value exceeds 5% of the Fund's net assets, provided that no more than 2% of the Fund's net assets may be invested in warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

U.S. GOVERNMENT SECURITIES.

     Examples of the types of U.S. government securities that the Fund may hold include, in addition to those described in the Prospectus and direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

PORTFOLIO TURNOVER.

     As stated in the Prospectus, the Fund generally intends to purchase and sell securities as deemed appropriate by its portfolio manager to further the Fund's stated investment objective, and the rate of portfolio turnover is not expected to be a limiting factor when changes are deemed to be appropriate. For the fiscal years ended October 31, 1995, 1994 and 1993, the Fund's portfolio turnover rate was 125.64%, 77.23% and 104.16%, respectively.

     These percentages are calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of such securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). For example, a portfolio turnover rate of 100% would mean that all of the Fund's securities (except those excluded from the calculation) were replaced once in a period of one year. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Fund's shares and by requirements, the satisfaction of which enable the Fund to receive favorable tax treatment. Because the rate of portfolio turnover is not a limiting factor; however, particular holdings may be sold at any time, if investment judgement or portfolio operations make a sale advisable. As a result, the annual portfolio turnover rate in future years may exceed the percentage shown above.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund has entered into a Management and Investment Advisory Agreement (the 'Advisory Agreement') with Idex Management, Inc. ('IMI'), 201 Highland Avenue, Largo, Florida 34640. IMI supervises the Fund's investments and conducts its investment program. The Advisory Agreement provides that IMI will perform the following services or cause them to be performed by others: (i) furnish to the Fund investment advice and recommendations, (ii) supervise the purchase and sale of securities as directed by appropriate Fund officers, and (iii) be responsible for the administration of the Fund. For its services, IMI receives an annual fee, computed daily and paid monthly, equal to 1.00% of the first $750 million of the Fund's average daily net assets, 0.9% of the next $250 million of the Fund's average daily net assets and 0.85% of the average daily net assets of the Fund in excess of $1 billion. This fee is higher than that paid by many other funds. For the fiscal years ended October 31, 1995, 1994 and 1993, the Fund incurred investment advisory fees of $2,832,400, $3,146,851 and $3,418,380, respectively.

     The duties and responsibilities of the investment adviser are specified in the Advisory Agreement, which became effective on April 22, 1991. The Agreement was approved by the Board of Trustees of the Fund (including a majority of trustees who are not parties to the Agreement or interested persons, as defined by the 1940 Act, of any such party.) The Agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of either the Fund or IMI or by a vote of shareholders of the Fund. The Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the Agreement or interested persons of any such party cast in person at a meeting.

     The Agreement also provides that IMI shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of IMI in the performance of its duties thereunder.

     IMI supervises all of the administrative functions of the Fund, provides office space, pays its allocable portion of the salaries, fees and expenses of all Fund officers and of those trustees who are affiliated with IMI. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of the Fund and the preparation and filing of the Fund's initial registration statements under the Securities Act of 1933 and the 1940 Act are paid by IMI.

     The Fund pays fees and expenses of the Fund's non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing and filing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the Fund and IMI), expenses of preparing and typesetting periodic reports to shareholders (except for those reports the Fund permits to be used as sales literature), and all costs involved in the registration or qualification of Fund shares under federal and state law. Whenever, in any fiscal year, the total cost to the Fund of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, interest and taxes, exceeds on an annual basis the lesser of the most restrictive expense limitation imposed by any state in which its shares are offered or 1.5% of the Fund's average daily net assets, IMI will reimburse the Fund, or waive fees in an amount equal to that excess.

     IMI has entered into an Investment Counsel Agreement with Janus Capital Corporation ('Janus Capital') that became effective April 22, 1991. Further discussions of the basic fee arrangements and allocation of responsibilities are set forth in the Prospectus. The Fund incurred investment sub-advisory fees of $1,416,200, $1,573,426 and $1,709,190 for the fiscal years ended October 31,1995, 1994 and 1993, respectively.

     The Investment Counsel Agreement provides for additional compensation to be paid by IMI to Janus Capital as follows: If on December 31 of 1995 and December 31 of each year thereafter ('Target Date') the aggregate actual net assets on that date of the Fund and any other registered investment company sponsored by IMI, containing the name IDEX or with respect to which IMI acts as investment adviser or administrator, and to which Janus Capital provides investment advice (the 'Advised Funds') are less than the applicable Target Net Assets specified in Table 1 below, then IMI shall pay to Janus Capital a percentage, as specified in Table 2 below, of the Net Fee otherwise payable to InterSecurities, Inc., or any other affiliate of IMI serving as administrator to the Fund for the calendar year following such date (the 'Administrator').

                                    Table 1

TARGET DATE                                ADVISED FUNDS TARGET NET ASSETS
-----------                                -------------------------------
December 31, 1995.......................             $950 million
(and December 31 of each
year thereafter)

     The Net Fee of the Administrator shall be the fee received by the Administrator from IMI less any reimbursement from the Administrator in connection with any applicable Fund expense limitation. The percentage of the Net Fee so payable to Janus Capital shall be determined by the percentage that on the applicable Target Date the aggregate actual net assets of the Advised Funds are less than the applicable Target Net Assets of the Advised Funds ('Shortfall of Target') in accordance with Table 2 below:

                                    Table 2

SHORTFALL OF TARGET                                  PERCENTAGE OF NET FEE
-------------------                                  ---------------------
5% - 10%..........................................             10%
Over 10% - 20%....................................             20%
Over 20% - 30%....................................             30%
Over 30%..........................................             40%

     No additional fees shall be payable to Janus Capital for any year if, for the five-year period ending December 31 of the preceding year, the respective total returns of a majority of the Advised Funds that have the objective of investing primarily in equity securities with such a five-year record (and with respect to which Janus Capital shall have provided investment advice for all of such five years and for the then current year), which in 1995 were the Fund, IDEX II Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios and IDEX Fund 3, are not in the top one-third of their respective fund categories as determined by Lipper Analytical Services, Inc. or its successor (or if no successor exists, by a mutually agreed upon statistical service). No additional fees were payable by IMI to Janus Capital for 1995 because Advised Funds Target Net Assets exceeded $950 million on December 31, 1995.

     IMI and Janus Capital also serve as investment adviser and sub-adviser, respectively, to certain other portfolios and mutual funds in the IDEX Group of Mutual Funds: IDEX II Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios and IDEX Fund 3. Janus Capital also serves as sub-adviser to certain portfolios of WRL Series Fund, Inc., a registered investment company. Janus Capital and its predecessor, Janus Management Corporation, have served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to each portfolio of the Janus Investment Fund and Janus Aspen Series as well as sub-adviser to other mutual funds. Janus Capital also serves as investment adviser to individual, corporate, charitable and retirement accounts. Janus Capital managed over $29 billion in assets as of September 30, 1995.

     Janus Capital and AUSA Holding Company ('AUSA') each own 50% of the outstanding stock of IMI. AUSA also owns 100% of the outstanding shares of the Fund's distributor and transfer agent. AUSA is wholly-owned by AEGON USA, Inc., a financial services holding company located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation and publicly traded international insurance group. Kansas City Southern Industries, Inc. ('KCSI') owns approximately 83% of Janus Capital, most of which it acquired in 1984. Thomas H. Bailey, President and Chairman of the Boards of Janus Capital and IMI, owns approximately 12% of Janus Capital's voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board. KCSI, whose address is 114 West 11th Street, Kansas City, Missouri 64105-1804, is
a publicly traded holding company whose primary subsidiaries are engaged in transportation and financial services.

     Janus Capital provides investment advisory services to IMI for the Fund. Janus Capital also serves as investment adviser or sub-adviser to other funds and/or private accounts which may have investment objectives identical or similar to that of the Fund. Securities frequently meet the investment objectives of the Fund, the other funds and the private accounts. In such cases, Janus Capital's decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

     It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by Janus Capital seeks to acquire or sell the same security at about the same time, either the price obtained by the Fund or the amount of securities that may be purchased or sold by the Fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one fund or account purchases or sells the same security on a given date, the purchases and sales transactions are allocated among the Fund, the other funds and the private accounts in a manner believed by Janus Capital to be equitable to each.

                                  DISTRIBUTOR

     The Fund has entered into an Underwriting Agreement with InterSecurities, Inc. ('ISI') to act as the principal underwriter of Fund shares. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the Advisory Agreement discussed above. A discussion of ISI's responsibilities and charges as principal underwriter of Fund shares is set forth in the Prospectus.

     For the fiscal years ended October 31, 1995, 1994 and 1993, ISI received $842,362, $1,394,050 and $2,817,992, respectively, and retained $146,305,
$243,989 and $487,556, respectively, in underwriting commissions on the sale of Fund shares.

                            ADMINISTRATIVE SERVICES

     ISI also serves as administrator to the Fund. This is in addition to ISI's responsibilities as principal underwriter and distributor of Fund shares. IMI has entered into an Administrative Services Agreement ('Administrative Agreement') with ISI. Under the Administrative Agreement, ISI carries out and supervises all of the administrative functions of the Fund and incurs IMI's expenses related to such functions. The basic fee arrangement and allocation of responsibilities is set forth in the Prospectus. The amount payable to ISI under the Administrative Agreement will be reduced to the extent that additional compensation is paid by IMI to Janus Capital, as described above under 'Investment Advisory and Other Services.'

     The administrative duties of ISI include: providing the Fund with office space, telephones, office equipment and supplies; paying the compensation of the Fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the Fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with state regulatory requirements; maintaining books and records of the Fund (other than those maintained by the Fund's custodian and transfer agent); preparing and filing the Fund's tax returns and reports; monitoring and supervising relationships with the Fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of the Fund; authorizing expenditures and approving bills for payment on behalf of the Fund; and providing executive, clerical and secretarial help needed to carry out its duties.

                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

     Investors Fiduciary Trust Company ('IFTC'), 127 West 10th Street, Kansas City, Missouri 64105, is Custodian for the Fund. The Custodian is in no way responsible for any of the investment policies or decisions of the Fund, but holds its assets in safekeeping and collects and remits the income thereon subject to the instructions of the Fund. For the fiscal years ended October 31, 1995, 1994 and 1993, the Fund paid custodian fees of $26,264, $29,795 and $56,527, net of earnings credits of $87,636, $70,747 and $34,803 for 1995, 1994 and 1993.

     Idex Investor Services, Inc., P. O. Box 9015, Clearwater, Florida 34618-9015, is the Fund's transfer agent, withholding agent and dividend disbursing agent. Idex Investor Services, Inc. is a wholly-owned subsidiary of AUSA Holding Company and thus is an affiliate of IMI and ISI. The Fund pays the transfer agent a monthly per account charge of $1.185 for each of its shareholder accounts in existence during the prior month, plus $2.48 for each new account opened in the prior month. For the fiscal year ended October 31, 1995, the Fund paid transfer agency fees and expenses of $798,849.

     DST, provider of data processing and recordkeeping services for the Fund's transfer agent, is a wholly-owned subsidiary of KCSI and thus is an affiliate of IMI and Janus Capital. The Fund may use another affiliate of DST as introducing broker for certain Fund portfolio transactions as a means to reduce expenses through a credit against transfer agency fees with regard to commissions earned by such affiliate. (See 'Portfolio Transactions and Brokerage.')

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by its sub-adviser, whose policy is to obtain the 'best execution' (prompt and reliable execution at the most favorable security price) of all portfolio transactions. The Advisory Agreement and Investment Counsel Agreement specifically provide that in placing portfolio transactions for the Fund, the sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than other brokers or dealers would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

     In selecting brokers and dealers and in negotiating commissions, a sub-adviser considers a number of factors, that may include but are not limited to: the sub-adviser's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; the quality of the execution, clearance and settlement services; financial stability; the existence of actual or apparent operational problems of a broker or dealer; and research products and services provided. In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities. Most brokers and dealers used by a sub-adviser provide research and other services described above.

     The sub-adviser may use research products and services in servicing other accounts in addition to the Fund. If the sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that the sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for the sub-adviser.

     When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

     The sub-adviser may also consider the sale or recommendation of Fund shares by a broker or dealer to its customers as a factor in the selection of brokers or dealers to execute portfolio transactions. In placing portfolio business with broker or dealers, the sub-adviser will seek the best execution of each transaction and all such brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     The sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of IMI, ISI or the sub-adviser, including DST Securities, Inc. or ISI. The sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under 'Custodian, Transfer Agent and Other Affiliates,' are lower than those that would otherwise be incurred. Under rules adopted by the Securities and Exchange Commission, the Fund's Board of Trustees conducts periodic compliance reviews of such brokerage allocations and reviews certain procedures adopted by the Board of Trustees to ensure compliance with these rules as often as necessary to determine their continued appropriateness. No affiliated brokerage commissions were paid for the fiscal year ended October 31, 1995.

     As of October 31, 1995, IDEX Fund owned $8,757,900 of the common stock of Merrill Lynch and Company, Inc. ('Merrill Lynch'). Merrill Lynch is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from the Fund during the fiscal year ended October 31, 1995.

     During the fiscal years ended October 31, 1994 and 1993 the Fund paid brokerage commissions in the amount of $6,000 and $36,899, respectively, to an affiliated broker. The Fund received transfer agency fee credits of $4,500 and $27,674 for the fiscal years ended October 31, 1994 and 1993, respectively, as a result of such affiliated brokerage.

     The total amount of brokerage commissions, including affiliated brokerage commissions, paid by the Fund for the fiscal years ended October 31, 1995, 1994 and 1993 was $577,094, $442,315 and $455,380, respectively.

     During the fiscal year ended October 31, 1995, IDEX Fund had transactions in the amount of $18,567,300, which resulted in brokerage commissions of $38,232 that were directed to brokers for brokerage and research services provided.

                             TRUSTEES AND OFFICERS

     The following information includes the name, address(1), date of birth, relationship with the Fund and principal occupations of the trustees and officers of the Fund during at least the last five years.

------------------------
(1) The principal business address of each person listed, unless otherwise indicated, is P.O. Box 9015, Clearwater, FL 34618-9015.

------------------------
Peter R. Brown
1475 Belcher Road South
Largo, FL 34640
05/10/28

Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Director of WRL Series Fund, Inc. (investment company); Chairman of the Board of Peter Brown Construction Co., Largo, Florida (construction, contractors and engineers); Rear Admiral (Retired), U.S. Navy Reserve, Civil Engineer Corps.

------------------------
James L. Churchill
12 Lavington Road
Long Cove
Hilton Head, SC 29928
05/07/30

Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; currently retired; formerly, President (1981-1990) and Executive Vice President (1979-1981) of the Avionics Group of Rockwell International Corporation, Cedar Rapids, Iowa (supplier of aviation electronics).

------------------------
Becky A. Ferrell(2)
12/10/60

Vice President (September, 1995-Present), Assistant Vice President (March, 1994-September, 1995), Counsel and Secretary (March, 1994-present) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (March, 1994 -present); Vice President (September, 1995-Present), Assistant Vice President and Secretary (March, 1994-Present) of WRL Series Fund, Inc. (investment company); Assistant Vice President, Counsel and Assistant Secretary of InterSecurities, Inc. (March, 1994 present) (broker-dealer); Attorney (August, 1993 - present), Western Reserve Life Assurance Co. of Ohio (life insurance); Attorney, Hearne, Graziano, Nader & Buhr, P.A. (September, 1992 - August, 1993) (law firm); Legal Writing Instructor, Florida State University College of Law (August, 1991 - June, 1992) (law school); Teaching Assistant, English, University of South Florida (August, 1990 - July, 1991) (university); Associate Attorney, Johnson, Blakely, Pope, Bokor, Ruppel & Burns, P.A. (August, 1989 - July, 1990) (law firm); Attorney, Schifino, Fleischer & Neal, P.A. (August, 1986 - August, 1989) (law firm); Attorney, Trenam, Simmons, Kemker, Scharf, Barkin, Frye & O'Neill, P.A. (August, 1984 - August, 1986) (law firm).

------------------------
Richard B. Franz II(2)
07/12/50

Treasurer of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (May 1988 to present); Treasurer of WRL Series Fund, Inc. (May 1988 to present) (investment company); Treasurer of InterSecurities, Inc. (May 1988 to present); Treasurer of ISI Insurance Agency, Inc. (September 1992 to present); Treasurer of Idex Management, Inc. (May 1988 to present); Treasurer of Idex Investor Services, Inc. (May 1988 to present); Senior Vice President and Treasurer of Pioneer Western Corporation and Treasurer of its subsidiaries (May 1988 to February
1991); Senior Vice President, Treasurer and Chief Financial Officer of Western Reserve Life Assurance Co. of Ohio (November 1987 to present).

------------------------
(2) Interested Person (as defined in the Investment Company Act of 1940) of the Fund.

------------------------
William H. Geiger(2)
06/01/47

Vice President (November 1990 to present), Secretary (June 1990 to March 1994) and Assistant Secretary (March 1994 to present) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Secretary (June 1990 to March 1994) and Assistant Secretary (March 1994 to present) of WRL Series Fund, Inc. (investment company); Senior Vice President, Secretary and General Counsel (July 1990 to present) of Western Reserve Life Assurance Co. of Ohio (life insurance); Secretary of Idex Management, Inc. (November 1990 to present); Secretary (May 1990 to present) and Director (April 1991 to present) of InterSecurities, Inc.; Secretary of ISI Insurance Agency, Inc. (September 1992 to present); Secretary of Idex Investor Services, Inc. (May 1990 to present); Vice President, Secretary and General Counsel of Pioneer Western Corporation and Secretary of its subsidiaries (May 1990 to February 1991) (financial services); Secretary and General Counsel of Orange State Life and Health Insurance Company and its affiliates (March 1980 to April 1990) (life and health insurance).

------------------------
Charles C. Harris
35 Winston Drive
Clearwater, FL 34616
07/15/30

Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Director of WRL Series Fund, Inc. (investment company); currently retired (1988 - present); Senior Vice President, Treasurer (1966 - 1988), Western Reserve Life Assurance Co. of Ohio (life insurance); Vice President, Treasurer (1968 - 1988), Director (1968 - 1987), Pioneer Western Corporation (financial services); Vice President of WRL Series Fund, Inc. (1986 - December, 1990) (investment company).

------------------------
G. John Hurley(2)
09/12/48

President and Chief Executive Officer (September 1990 to present), Trustee (June 1990 to present) and Executive Vice President (June 1988 to September 1990) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Executive Vice President (June 1993 to present) and Director (March, 1994 to present) of WRL Series Fund, Inc. (investment company); President, Chief Executive Officer and Director of InterSecurities, Inc. (May 1988 to present) (broker-dealer); President of ISI Insurance Agency, Inc. (September 1992 to present); Executive Vice President of Western Reserve Life Assurance Co. of Ohio (April 1993 to present) (life insurance); President, Chief Executive Officer and Director of PW Securities, Inc. (1983 to November 1990) (broker-dealer); President, Chief Executive Officer and Director (September 1990 to present) and Executive Vice President and Director (May 1988 to September 1990) of Idex Management, Inc.; President and Director of Idex Investor Services, Inc. (May 1988 to present); Assistant Vice President of AEGON USA Managed Portfolios, Inc. (September 1991 to September
1992) (financial services); Vice President of Pioneer Western Corporation (May 1988 to February 1991) (financial services). Mr. Hurley was employed by Pioneer Western Corporation in various executive positions from 1972 until February, 1991.

------------------------
John R. Kenney(2)
02/08/38

Trustee (1987 to present), Chairman (December 1989 to present) and President and Chief Executive Officer (1987 to September 1990) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Chairman of the Board of WRL Series Fund, Inc. (1986 to present) (investment company); President and Director (1985 to September 1990) and Director (December 1990 to present) of Idex Management, Inc.; Chairman (1988 to present) and Director (1985 to present) of InterSecurities, Inc. (broker-dealer); Director of ISI Insurance Agency, Inc. (October 1992 to present); President and Chief Executive Officer, (1978 to 1987), Chairman and Chief Executive Officer (1987 to 1992) and Chairman, President and Chief Executive Officer (1992 to present) of Western Reserve Life Assurance Co. of Ohio (life insurance); Senior Vice President of AEGON USA, Inc. (May 1992 to present) (financial services holding company); Chairman and Chief Executive Officer (1988 to February 1991), President and Chief Executive Officer (1988 to
1989), Executive Vice President (1972 to 1988) and Director (1976 to February
1991) of Pioneer Western Corporation (financial services). Mr. Kenney is also the brother-in-law of Jack Zimmerman, a Trustee of the Fund.

------------------------
Leslie E. Martin(2)
09/19/55

Vice President and National Marketing Manager (January 1993 to present) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Vice President of Marketing (January 1992 to present) of InterSecurities, Inc. (broker-dealer); and Vice President of Marketing of Social Responsibility Investment Group (April 1991 to January 1992) (investment company); and Vice President of Regional Marketing of Calvert Group (June 1988 to January 1991) (investment company).

------------------------
Thomas R. Moriarty(2)
05/03/51

Senior Vice President (March 1995 to present), Vice President and Principal Accounting Officer (November 1990 to March, 1995) and Principal Accounting Officer (1988 to September 1990) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Senior Vice President (June 1991 to present) and Vice President (1988 to June
1991) of InterSecurities, Inc. (broker-dealer); Senior Vice President of ISI Insurance Agency, Inc. (September 1992 to present); President (November 1990 to present) and Vice President (1988 to November 1990) of PW Securities, Inc. (broker-dealer); Senior Vice President (June 1991 to present) and Vice President (1988 to June 1991) of Idex Investor Services, Inc.; Vice President (November 1990 to present); Assistant Vice President (1988 to September 1990) of Idex Management, Inc., Vice President of Western Reserve Life Assurance Co. of Ohio (June 1993 to present) (life insurance); Assistant Vice President of AEGON USA Managed Portfolios, Inc. (September 1991 to September 1992) (financial services); President (November 1990 to December 1992) and Vice President (1988 to November 1990) of PW Securities, Inc. (broker-dealer). Mr. Moriarty was employed by Pioneer Western Corporation in various executive positions from 1984 to February, 1991.

------------------------
Christopher G. Roetzer(2)
01/11/63

Principal Accounting Officer (March 1995 to present), Assistant Vice President (November 1990 to present) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Assistant Vice President and Controller (May 1988 to present) of InterSecurities, Inc. (broker-dealer); Assistant Vice President of ISI Insurance Agency, Inc. (September 1992 to present); Assistant Vice President and Controller of Idex Investor Services, Inc. (May 1988 to present); Assistant Vice President of Idex Management, Inc. (November 1990 to present); Assistant Vice President and Assistant Controller (April 1988 to May 1988) and Accounting Manager (June 1986 to April 1988) of Western Reserve Life Assurance Co. of Ohio (life insurance); and Auditor (September 1984 to June 1986) of Peat, Marwick, Mitchell & Co. (CPA firm).

------------------------
William W. Short, Jr.
12420 73rd Court North
Largo, FL 34623
02/25/36

Trustee of IDEX Fund, and IDEX II Series Fund and IDEX Fund 3; President and sole shareholder of Shorts, Inc. (men's retail apparel); Chairman of Southern Apparel Corporation and S.A.C. Distributors (nationwide wholesale apparel distributors), Largo, Florida; Director of Barnett Banks of Pinellas County; Trustee of Morton Plant Hospital Foundation; former Chairman of Advisory Board of First Florida Bank, Pinellas County, Florida.

------------------------
Jack E. Zimmerman
507 Saint Michel Circle
Kettering, OH 45429-1972
02/03/28

Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Director (1987 to present), Western Reserve Life Assurance Co. of Ohio (life insurance); currently retired; formerly, Director, Regional Marketing, Martin Marietta Corporation, Dayton, Ohio (August 1986 to January 1993) (aerospace industry); Director of Strategic Planning of Martin Marietta Baltimore Aerospace (January 1986 to August 1986). Mr. Zimmerman is also the brother-in-law of John Kenney, Trustee and Chairman of the Fund.

     The Fund pays no salaries or compensation to any of its officers, all of whom are officers or employees of either IMI or its affiliates. Disinterested Trustees (i.e., Trustees who are not affiliated with IMI, Janus Capital or ISI) receive: (a) a total annual retainer fee of $13,000 from IDEX Fund, IDEX II Series Fund and IDEX Fund 3, of which the Fund pays a pro rata share allocable to the Fund based on its relative assets; plus (b) $500 and incidental expenses per meeting attended. Three of the Disinterested Trustees have been elected to serve on the Funds' Audit Committee, which meets twice annually. Each Audit Committee member receives a total of $250 per Audit Committee meeting from IDEX Fund, IDEX II Series Fund and IDEX Fund 3 in addition to the regular meetings attended. Any fees and expenses paid to Trustees who are affiliates of IMI or ISI (Messrs. Kenney and Hurley named in chart below) are paid by IMI and/or ISI and not by the Fund or the Fund Complex. The Fund did not offer its Trustees or officers any pension or retirement benefits during or prior to the fiscal year ended October 31, 1995. The following table provides compensation amounts paid to Disinterested Trustees of the Fund for the fiscal year ended October 31, 1995.

                               COMPENSATION TABLE

                                     AGGREGATE        TOTAL COMPENSATION PAID TO TRUSTEES FROM
                                 COMPENSATION FROM     IDEX FUND AND IDEX II SERIES FUND, IDEX
NAME OF PERSON, POSITION             IDEX FUND            FUND 3 AND WRL SERIES FUND, INC.
------------------------         -----------------    ----------------------------------------
Peter R. Brown, Trustee               $5,547                          $22,250
James L. Churchill, Trustee           $5,416                          $21,750
Charles C. Harris, Trustee            $5,416                          $21,750

G. John Hurley, Trustee               $  -0-                          $   -0-
John R. Kenney, Trustee               $  -0-                          $   -0-

William W. Short, Jr., Trustee        $5,547                          $22,250
Jack E. Zimmerman, Trustee            $5,416                          $21,750

------------------------
* The Fund Complex includes the Fund, IDEX II Series Fund, IDEX Fund 3 and WRL Series Fund, Inc.


     The Board of Trustees has adopted a policy whereby any Disinterested Trustee of the Fund in office on September 1, 1990, and who has served at least three years as a trustee may, subject to certain limitations, elect upon his resignation to serve as a trustee emeritus for a period of two years. A trustee emeritus has no authority, power or responsibility with respect to any Fund matter. While serving as such, a trustee emeritus is entitled to receive from the Fund an annual fee equal to one-half the fee then payable per annum to Disinterested Trustees of the Fund, plus reimbursement of expenses incurred for attendance at Board meetings.

     The Fund has an executive committee whose members currently are John R. Kenney, G. John Hurley and Peter R. Brown. The executive committee may perform all of the functions which may be performed by the Board of Trustees, except as set forth in the Declaration of Trust and By-Laws of the Fund or as prohibited by applicable law.

     Commencing on January 1, 1996, a non-qualified deferred compensation plan (the 'Plan') became available to Trustees who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund, IDEX II Series Fund, IDEX Fund 3 and/or WRL Series Fund, Inc., to a Disinterested Trustee or Director on a current basis for services rendered as Trustee. Once any necessary regulatory approvals are obtained, deferred compensation amounts will accumulate based on the value of Class A shares of a Portfolio of the IDEX II Series Fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Plan will have any impact on the Fund.

     During the fiscal year ended October 31, 1995, the Fund paid $34,752 in trustees fees' and expenses, and no trustee emeritus fees. The trustees and officers of the Fund held in the aggregate less than 1% of the Fund's outstanding shares as of December 2, 1995.

                               PURCHASE OF SHARES

     As stated in the Prospectus, shares of the Fund can be purchased through ISI or through broker-dealers or other financial institutions that have sales agreements with ISI. Shares of the Fund are sold at the net asset value per share as determined at the close of the regular session of business on the New York Stock Exchange next occurring after a purchase order is received and accepted by the Fund plus the applicable sales charge. The Prospectus contains detailed information about the purchase of shares.

                         NET ASSET VALUE DETERMINATION

     As stated in the Prospectus, the net asset value of Fund shares is determined once daily as of the close of the regular session of business on the New York Stock Exchange (the 'Exchange'), currently 4:00 p.m. Eastern time, Monday through Friday, except on (i) days on which changes in value of the Fund's portfolio securities will not materially affect the net asset value of shares of the Fund, (ii) days during which no shares of the Fund are tendered for redemption and no orders to purchase shares of the Fund are received; or (iii) customary national holidays on which the Exchange is closed. The per share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Investment securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) or on the NASDAQ National Market. Investment securities traded on the over-the-counter market and listed securities for which no sales are reported for the trading period immediately preceding the time of determination are valued at the last bid price. Foreign currency denominated assets and liabilities are converted into U.S. dollars at the closing exchange rate each day. Other securities for which quotations are not readily available are valued at fair values determined in such manner as the sub-adviser, under the supervision of the Board of Trustees, determines in good faith.

     The offering price per share as of October 31, 1995 was calculated as follows:

Net asset value per share.....................................   $23.93
(net assets divided by shares outstanding)

Add maximum selling commissions...............................   $ 2.22
(8.5% of offering price per share)                               ------

Offering price per share......................................   $26.15
                                                                 ------
                                                                 ------

                       DIVIDENDS AND OTHER DISTRIBUTIONS

     As indicated in the Prospectus, an investor may choose among several options with respect to dividends and capital gain distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date, unless the shareholder has elected another distribution option as described in the Prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date.

                              SHAREHOLDER ACCOUNTS

     Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in the Prospectus.

                                RETIREMENT PLANS

     As stated in the Prospectus, the Fund offers several types of retirement plans that an investor may establish to invest in Fund shares with tax deductible dollars. Prototype retirement plans for both corporations and self-employed individuals and for Individual Retirement Accounts, Code Section 401(k) Plans and Simplified Employee Pension Plans are available by calling or writing ISI. These plans require the completion of separate applications which are also available from ISI. Investors Fiduciary Trust Company, Kansas City, Missouri, acts as the custodian or trustee under these plans for which it charges an annual fee of up to $12.00 on each such account with a maximum of $24 per tax identification number. Shares of the Fund are also available for investment by Code Section 403(b)(7) retirement plans for employees of charities, schools and other qualifying employers.

     To receive additional information or forms regarding these plans, please call Customer Service at (800) 851-9777 or write the Transfer Agent at P.O. Box 9015, Clearwater, Florida, 34618-9015. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax adviser with respect to the requirements of such plans and the tax aspects thereof.

                              REDEMPTION OF SHARES

     Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption request by the Transfer Agent, in proper form as prescribed in the Prospectus. Payment will ordinarily be made within three business days of the receipt of a valid redemption request. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's net assets at the time of redemption. The Prospectus describes the requirements and procedures for the redemption and repurchase of shares.

     Shares will normally be redeemed for cash, although the Fund retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from the Fund's assets at its discretion. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under 'Net Asset Value Determination', and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in-kind, shareholders may appeal the valuation of such securities by writing to the Fund.

     Redemption of shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the Exchange is restricted, as determined by the Securities and Exchange Commission, or the Exchange is closed except for holidays and weekends, (2) the Securities and Exchange Commission permits such suspension and so orders, or (3) an emergency exists as determined by the Securities and Exchange Commission so that disposal of securities and determination of net asset value is not reasonably practicable.

                                     TAXES

     The Fund has, since inception, qualified and intends to continue to qualify as a regulated investment company ('RIC') by satisfying certain requirements prescribed by the Internal Revenue Code of 1986, as amended (the 'Code'). In order to qualify for that treatment the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities ('Income Requirement'); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities that were held for less than three months ('Short-Short Limitation'); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to distribute annually a sufficient amount of any income and capital gains so as to avoid liability for this excise tax.

     Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors. The Fund will report to its shareholders shortly after each taxable year their respective shares of the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

     The Fund may invest in the stock of 'passive foreign investment companies' ('PFICs'). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any 'excess distribution' received on the stock of a PFIC or of any gain on disposition of that stock (collectively 'PFIC income'), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a 'qualified electing fund,' then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements described above. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if the securities are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value on a position that is part of a 'designated hedge' will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Fund's hedging transactions. To the extent this treatment is not available, the Fund may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

     The treatment of income dividends and capital gain distributions by the Fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of the Fund's management or of its investment policies and practices by any governmental authority.

     Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

                             PRINCIPAL SHAREHOLDERS

     To the knowledge of the Fund, only The Northern Trust Company as Trustee of the ConAgra Retirement Income Savings Plan, Chicago, Illinois ('ConAgra') owned beneficially or of record 5% or more of the outstanding shares of beneficial interest of the Fund as of December 2, 1995. As of that date, ConAgra owned of record 17% of the outstanding shares of the Fund.

                           MISCELLANEOUS INFORMATION

ORGANIZATION

     The Fund was originally formed as a Maryland corporation, but was reorganized as a Massachusetts business trust on September 30, 1986. The Fund is a series of IDEX Fund, a Massachusetts business trust (the 'Trust'), that was formed by a Declaration of Trust dated April 25, 1986. The Fund currently is the only series of the Trust and its operations are governed by a Restatement of Declaration of Trust ('Declaration of Trust') dated as of August 30, 1991.

SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest. Shares of the Fund are fully paid and nonassessable when issued. Shares of the Fund have no preemptive rights, and no conversion or subscription rights. Shares of the Fund are fully transferable but the Fund is not bound to recognize any transfer until it is recorded on its books.

     Shares of a series share equally with all other shares of the same series in dividends and other distributions, and in the event of liquidation, are entitled to receive equal shares of the net assets of that series. On any matter submitted to a vote of shareholders of a series, each full issued and outstanding share of that series has one vote.

     The Declaration of Trust provides that each of the trustees will continue in office until the termination of the Trust or his earlier death, resignation, bankruptcy or removal. A meeting will be called for the election of trustees upon the written request of holders of 10% or more of the outstanding shares of the Trust. Vacancies may be filled by majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Therefore, it is not anticipated that annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize the Fund, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Fund's bylaws or the trustees.

LEGAL COUNSEL AND AUDITORS

     Sutherland, Asbill & Brennan, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as counsel to the Fund and certain of its affiliates.

     Price Waterhouse LLP, 1055 Broadway, Kansas City, Missouri 64105, serves as independent accountants for the Fund.

REGISTRATION STATEMENT

     This Statement of Additional Information and the Prospectus for the Fund does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the 1940 Act, to which reference is hereby made.

                            PERFORMANCE INFORMATION

     The Prospectus contains a brief description of how performance is calculated.

     Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years.

These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                       T = ( (ERV /division sign/ P)1/N)-1

(where P = a hypothetical initial investment of $1,000; T = the average annual total return; N = the number of years; and ERV = the ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period). All average annual total return figures reflect the deduction of a proportionate share of Fund expenses on an annual basis, and assume that the maximum sales load is deducted from the initial $1,000 investment and all dividends and distributions are paid in additional Fund shares.

     For the fiscal year ended October 31, 1995, the five-year period ended October 31, 1995, the ten-year period ended October 31, 1995 and the period from inception (June 4, 1985) through October 31, 1995, the average annual total return for the Fund was 22.32%, 17.24%, 16.59% and 16.08%, respectively, assuming deduction of the maximum sales charge of 8.5% in effect since inception and through the fiscal year ended October 31, 1995. Assuming no deduction of the maximum sales charge of 8.5%, the average annual total return for the Fund was 33.72%, 19.34%, 17.64% and 17.07% , respectively, for those same periods.

     For the fiscal year ended October 31, 1995, the five-year period ended October 31, 1995, the ten-year period ended October 31, 1995 and the period from inception (June 4, 1985) through October 31, 1995, the cumulative total return for the Fund was 33.72%, 142.10%, 407.42% and 416.07%, respectively.

     As stated in the Prospectus, from time to time in advertisements or sales material, the Fund may present and discuss its performance rankings and/or ratings or other information as published by recognized mutual fund statistical services or by publications of general interest such as THE WALL STREET JOURNAL, THE BOSTON GLOBE, THE NEW YORK TIMES, THE LOS ANGELES TIMES, CHRISTIAN SCIENCE MONITOR, USA TODAY, THE TAMPA TRIBUNE, THE ST. PETERSBURG TIMES, FINANCIAL TIMES, THE HARTFORD CURRANT, INTERNATIONAL HERALD TRIBUNE, INVESTOR'S BUSINESS DAILY, THE BOSTON HERALD, THE WASHINGTON POST, KIPLINGER'S WASHINGTON LETTER, KIPLINGER'S TAX REPORT, KIPLINGER'S PERSONAL FINANCE MAGAZINE, BARRON'S, BUSINESS WEEK, FINANCIAL SERVICES WEEK, NATIONAL UNDERWRITER, TIME, NEWSWEEK, PENSIONS & INVESTMENTS, U.S. NEWS AND WORLD REPORT, MORNINGSTAR MUTUAL FUND VALUES, THE ECONOMIST, BANK LETTER, BOSTON BUSINESS JOURNAL, RESEARCH RECOMMENDATIONS, FACS OF THE WEEK, MONEY, MODERN MATURITY, FORBES, FORTUNE, FINANCIAL PLANNER, AMERICAN BANKER, U.S. BANKER, ABA BANKING JOURNAL, INSTITUTIONAL INVESTOR (U.S./EUROPE), REGISTERED REPRESENTATIVE, INDEPENDENT AGENT, AMERICAN DEMOGRAPHICS, TRUSTS & ESTATES, CREDIT UNION MANAGEMENT, PERSONAL INVESTOR, NEW ENGLAND BUSINESS, BUSINESS MONTH, GENTLEMEN'S QUARTERLY, EMPLOYEE RESEARCH REPORT, EMPLOYEE BENEFIT PLAN REVIEW, ICI MUTUAL FUND NEWS, SUCCEED, JOHNSON CHARTS, WEISENBERGER INVESTMENT COMPANIES SERVICE, MUTUAL FUND QUARTERLY, FINANCIAL WORLD MAGAZINE, CONSUMER REPORTS, BABSON-UNITED MUTUAL FUND SELECTOR and MUTUAL FUND ENCYCLOPEDIA (DEARBORN FINANCIAL PUBLISHING). The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented or which provides actual year-by-year return, or any combination thereof. In addition, the Fund may, as appropriate, compare its performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasury securities, or to certain interest rate and inflation indices, such as the Consumer Price Index. The Fund may also advertise various methods of investing including, among others, dollar cost averaging, and may use compounding illustrations to show the results of such investment methods.

                              FINANCIAL STATEMENTS

     Audited Financial Statements for the year ended October 31, 1995 are incorporated by reference from the Fund's Annual Report dated October 31, 1995.

                                    IDEX FUND

                         SUPPLEMENT DATED MARCH 1, 1996
                        TO PROSPECTUS DATED MARCH 1, 1996

                            (FOR MISSOURI INVESTORS)

The following shall supplement the disclosure in the Prospectus at page 6 under "How the Fund Invests - Portfolio Turnover":

         The IDEX Fund may engage in short-term trading, which is a speculative activity and may involve greater risks and costs to the investor.


ISF00067-3/96